                                                                    EXHIBIT 2.01

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION (this "AGREEMENT") is made and entered into as of May 26, 1999 (the "AGREEMENT DATE") by and among Concur Technologies, Inc., a Delaware corporation ("CONCUR"), ConStar Acquisition Corp., a Delaware corporation that is a wholly-owned subsidiary of Concur ("SUB"), and Seeker Software, Inc., a Delaware corporation (the "COMPANY").

        RECITALS

        A. The parties intend that, subject to the terms and conditions of this Agreement, Sub will be merged with and into the Company in a reverse triangular merger, with the Company to be the surviving corporation of such merger, all pursuant to the terms and conditions of this Agreement and applicable law. The parties also intend for such merger to qualify as a "pooling of interests" transaction for accounting and financial reporting purposes and to be treated as a "reorganization" under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "CODE"), by virtue of the provisions of Section 368(a)(2)(E) of the Code.

        B. Upon the effectiveness of such merger, the capital stock of the Company that is outstanding immediately prior to the effectiveness of the merger will be converted into shares of the Common Stock of Concur (plus cash for any eliminated fractional shares), the employee stock options to purchase shares of the Company's Common Stock granted under the Company's 1997 Stock Incentive Plan that are outstanding immediately prior to the effectiveness of the Merger will be assumed by Concur and converted into options to purchase shares of Concur Common Stock and Sub will be merged with and into the Company, all as provided in this Agreement.

        NOW, THEREFORE, in consideration of the above-recited facts and the mutual promises, covenants and conditions contained herein, the parties hereby agree as follows:

                                    ARTICLE 1
                               CERTAIN DEFINITIONS

        As used in this Agreement, the following terms will have the meanings set forth below:

        1.1 The "MERGER" means the statutory merger of Sub with and into the Company to be effected pursuant to the terms and conditions of this Agreement.

        1.2 The "EFFECTIVE TIME" means the time and date on which the Merger first becomes legally effective under the laws of the State of Delaware as a result of the filing with the Delaware Secretary of State of an Agreement of Merger between Sub and the Company (the "AGREEMENT OF MERGER") and any required officers' certificates or, in lieu thereof at Concur's option, a Certificate of Merger (the "CERTIFICATE OF MERGER"), conforming to the requirements of Section 252 of the Delaware General Corporation Law.

        1.3 The "CLOSING" and the "CLOSING DATE" have the meanings set forth in
Section 7.1.

        1.4 "CONCUR COMMON STOCK" means Concur's Common Stock, $0.001 par value per share.

        1.5 "COMPANY COMMON STOCK" means the Company's Common Stock.

        1.6 "COMPANY PREFERRED STOCK" means the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

        1.7 "COMPANY OPTIONS" means options to purchase shares of Company Common Stock granted by the Company to Company employees under the Company's 1997 Stock Incentive Plan (the "COMPANY OPTION PLAN").

        1.8 "COMPANY DERIVATIVE SECURITIES" means (a) any warrant, option, right or other security that entitles the holder thereof to purchase or otherwise acquire any shares of the capital stock of the Company or any outstanding employment offer letter indicating that the Company will grant any option or other right to acquire shares of the Company's capital stock, or any obligation or contingent obligation to grant any such option or right (collectively, "COMPANY STOCK RIGHTS"); (b) any note, evidence of indebtedness, stock or other security of the Company that is convertible into or exchangeable for any shares of the capital stock of the Company or any Company Stock Rights ("COMPANY CONVERTIBLE SECURITY"); and (c) any warrant, option, right, note, evidence of indebtedness, stock or other security that entitles the holder thereof to purchase or otherwise acquire any Company Stock Rights or any Company Convertible Security; provided, however, that the term "Company Derivative Securities" does not include any of the shares of Company Preferred Stock or any of the Company Options or Company Warrants.

        1.9 "NUMBER OF COMPANY FULLY DILUTED SHARES" means that number of shares of Company Common Stock that is equal to the sum of: (a) the total number of shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time; plus (b) the total number of shares of Company Common Stock subject to issuance upon the conversion of all shares of Company Preferred Stock that are issued and outstanding immediately prior to the Effective Time; plus (c) the total number of shares of Company Common Stock issuable upon the conversion of all shares of Company Preferred Stock that are issuable upon the exercise of all Company Warrants that are issued and outstanding immediately prior to the Effective Time; plus (d) the total number of shares of Company Common Stock issuable upon the exercise of all Company Options that are issued and outstanding immediately prior to the Effective Time; plus (e) the total number of shares of Company Common Stock that, immediately prior to the Effective Time, are, directly or indirectly, ultimately or potentially issuable by the Company upon the exercise, conversion or exchange of all Company Derivative Securities (if any) that are issued and outstanding immediately prior to the Effective Time.

        1.10 "EXCHANGE RATIO" means the fraction to the fourth decimal point resulting from dividing (a) the sum of (i) 4,110,000 shares of Concur Common Stock plus (ii) the quotient of the Aggregate Exercise Amount divided by the Concur Closing Average Price Per Share less (iii) the quotient of the (A) amount by which the financial advisor fees referred to in Schedule 3.18 exceed $3,000,000 divided by (B) the Concur Closing Average Price Per Share, and less
(iv) the quotient of $210,000 divided by the Concur Closing Average Price Per Share, by (b) the Number of Company Fully Diluted Shares.

        1.11 "AGGREGATE EXERCISE AMOUNT" means the total amount of the exercise prices of all Company Options and Company Warrants outstanding immediately prior to the Effective Time.

        1.12 "CONCUR CLOSING AVERAGE PRICE PER SHARE" means the average of the closing prices per share of Concur Common Stock as quoted on the Nasdaq National Market, and reported in The Wall Street Journal for the five trading days immediately preceding (but not including) the Closing Date.

        1.13 "COMPANY STOCKHOLDERS" means those persons (each being individually referred to herein as a "COMPANY STOCKHOLDER") who, immediately prior to the Effective Time, hold the shares of Company Common Stock or Company Preferred Stock that are outstanding immediately prior to the Effective Time; provided, however, that for purposes of Section 2.1.5, Section 2.1.6, Section 2.4 and
Section 11 of this Agreement, the term "Company Stockholders" means only those Company Stockholders (as defined above in this Section) who are issued shares of Concur Common Stock in the Merger. "PRINCIPAL COMPANY STOCKHOLDERS" means those Company Stockholders, or holders of Company Options or Company Warrants, who are listed in Schedule 1.13 hereto.

        1.14 "COMPANY DISSENTING SHARES" means any shares of any capital stock of the Company that (i) are outstanding immediately prior to the Effective Time and are then held by Company Stockholders who are entitled to appraisal rights under applicable law in connection with the Merger.

        1.15 "CONCUR ANCILLARY AGREEMENTS" means, collectively, each agreement, certificate or document (other than this Agreement) which Concur is to enter into as a party thereto, or otherwise is to execute and deliver, pursuant to or in connection with this Agreement. "SUB ANCILLARY AGREEMENTS" means the Agreement of Merger, if any, and each other agreement, certificate or document (other than this Agreement) which Sub is to enter into as a party thereto, or otherwise is to execute and deliver, pursuant to or in connection with this Agreement. "COMPANY ANCILLARY AGREEMENTS" means each agreement, certificate or document (other than this Agreement) which the Company is to enter into as a party thereto, or otherwise is to execute and deliver, pursuant to or in connection with this Agreement. "PRINCIPAL COMPANY STOCKHOLDER ANCILLARY AGREEMENTS" means each agreement, certificate or document that any Principal Company Stockholder is to enter into as a party thereto, or otherwise is to execute and deliver, pursuant to or in connection with this Agreement, and includes, without limitation, each of the following agreements to be entered into and executed by each Principal Company Stockholder hereunder: the Escrow Agreement, the Shelf Registration Rights Agreement, the Amended and Restated Registration Rights Agreement, the Company Stockholder Consent, the Company Affiliate Agreement and the Non-Competition Agreement (each as hereafter defined).

        Other capitalized terms defined elsewhere in this Agreement and not defined in this Article I will have the meanings assigned to such terms in this Agreement.

                                    ARTICLE 2
                             PLAN OF REORGANIZATION

        2.1 Conversion of Shares.

               2.1.1 Conversion of Sub Stock. At the Effective Time, each share of the Common Stock of Sub that is issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without the need for any further action on the part of the holder thereof, be converted into and become one share of Company Common Stock that is issued and outstanding immediately after the Effective Time, and the shares of Company Common Stock into which the shares of Sub Common Stock are so converted in the Merger will be the only shares of capital stock of the Company that are issued and outstanding immediately after the Effective Time.

               2.1.2 Conversion of Company Stock. At the Effective Time, (a) each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time (other than any Company Dissenting Shares as provided in Section 2.1.3) will, by virtue of the Merger, be converted into a number of shares of Concur Common Stock that is equal to the Exchange Ratio, (b) each share of Company Preferred Stock that is issued and outstanding immediately prior to the Effective Time (other than any Company Dissenting Shares as provided in Section 2.1.3) will, by virtue of the Merger, be converted into a number of shares of Concur Common Stock that is equal to (i) the number of shares of Company Common Stock subject to issuance immediately before the Effective Time upon the conversion of such share of Company Preferred Stock times (ii) the Exchange Ratio, and (c) each Company Warrant outstanding immediately prior to the Effective Time will, by virtue of the Merger, be converted into a number of shares of Concur Common Stock that is equal to (i) the number of shares of Company Common Stock subject to issuance upon the exercise of the Company Warrant times the Exchange Ratio less (ii) a number equal to the aggregate amount payable upon exercise of the Company Warrant divided by the Concur Closing Average Price Per Share; subject in each case to the provisions of Section 2.1.4 regarding the elimination of fractional shares.

               2.1.3 Company Dissenting Shares. Holders of Company Dissenting Shares (if any) will be entitled to their appraisal rights under applicable law, and such Company Dissenting Shares will not be converted into shares of Concur Common Stock in the Merger; provided, however, that any Company Dissenting Shares that are outstanding immediately prior to the Effective Time of the Merger will be converted into Concur Common Stock as provided in Section 2.1.2 when such appraisal rights can no longer be legally exercised with respect to such Company Dissenting Shares.

               2.1.4 Fractional Shares. No fractional shares of Concur Common Stock will be issued in connection with the Merger. In lieu thereof, each holder of Company Common Stock, Company Preferred Stock or Company Warrants who would otherwise be entitled to receive a fraction of a share of Concur Common Stock pursuant to Section 2.1.2, after aggregating all shares of Concur Common Stock to be received by such holder pursuant to Section 2.1.2, will instead receive from Concur or its transfer agent, promptly after the Effective Time in accordance with Section 7.2.1, an amount of cash equal to the product obtained by multiplying (i) the Concur Closing Average Price Per Share by (ii) the fraction of a share of Concur Common Stock that such holder would otherwise be entitled to receive.

               2.1.5 Shelf Registration. The parties agree that the issuance of shares of Concur Common Stock pursuant to Section 2.1.2 or 2.1.3 will not be registered under the Securities Act of 1933, as amended (the "1933 ACT"), or under applicable state securities laws, in reliance on the exemption provided under Rule 506 promulgated by the Securities and Exchange Commission (the "SEC") under the 1933 Act and on related exemptions under such state securities laws with respect to the issuance of such shares as of the Closing Date. Concur will, not later than 20 days after the Closing Date, file a registration statement with the SEC for the resale of such shares by the Company Stockholders; and Concur will use its best efforts to cause such registration statement to be declared effective on or before July 26, 1999 or as soon thereafter as is practicable. Concur will use its best efforts to maintain the effectiveness of such registration statement (or any appropriate replacement registration statement) until the first anniversary of the Closing Date. Concur will grant to each Company Stockholder who receives shares of Concur Common Stock pursuant to
Section 2.1.2 or 2.1.3 the right to register and sell such shares pursuant to such registration statement on the terms, and subject to the conditions and limitations, of a Shelf Registration Agreement in substantially the form set forth in Exhibit A hereto (the "SHELF REGISTRATION AGREEMENT") that Concur will enter into with any Company Stockholders; it is provided, however, that only Company Stockholders who enter into and comply with the Shelf Registration Agreement (and their permitted transferees under such agreement) will be entitled to sell shares of Concur Common Stock under such registration statement.

               2.1.6 Other Registration Rights. The Company will enter into a Third Amended and Restated Registration Rights Agreement in substantially the form set forth in Exhibit B, hereto (the "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT"), whereby the Company's Second Amended and Restated Registration Rights Agreement (the "CURRENT REGISTRATION RIGHTS AGREEMENT") will be further amended and restated to provide that, for the period commencing with the Closing Date and ending on the first anniversary thereof, the Principal Company Stockholders who elect to enter into such agreement will have the same registration rights as the other holders of "Registrable Securities" thereunder.

        2.2 Assumption and Conversion of Company Options.

               2.2.1 Assumption by Concur. Each Company Option that is outstanding immediately prior to the Effective Time will, by virtue of the Merger and at the Effective Time and without the need for any further action on the part of any holder thereof, be converted into an option under Concur's 1998 Equity Incentive Plan (a "CONCUR OPTION") to purchase that number of shares of Concur Common Stock determined by multiplying the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time by the Exchange Ratio, at an exercise price per share of Concur Common Stock equal to the exercise price per share of Company Common Stock that was in effect for such Company Option immediately prior to the Effective Time divided by the Exchange Ratio; provided, however, that if the foregoing calculation would result in a Company Option being converted into a Concur Option that, after aggregating all the shares of Concur Common Stock issuable upon the exercise of such Concur Option, would be exercisable for a fraction of a share of Concur Common Stock, then the number of shares of Concur Common Stock subject to such Concur Option will be rounded to the nearest whole number of shares of Concur Common Stock. The terms, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Code (if applicable) or as a nonqualified stock option, and all other terms and conditions of each Company Option (including but not limited to the provisions of the Company Option Plan that form part of the terms and conditions of such Company Option) that is converted into a Concur Option in the Merger will, to the extent permitted by law and otherwise reasonably practicable (and except as otherwise provided in the terms of such Company Options), be unchanged and continue in effect after the Merger; provided, however, that each Concur Option will be subject to the Resale Restrictions provided for in Section 2.2.3 and the Escrow Condition provided for in Section 2.4. Continuous employment service with the Company prior to the Merger will be credited to each holder of a Company Option for purposes of applying any vesting schedule contained in a Company Option to determine the number of shares of Concur Common Stock that are exercisable under the Concur Option into which such Company Option is converted in the Merger.

               2.2.2 Registration. Since, as provided in Section 2.2.1, the Concur Options will, upon the Effective Time, be issued and outstanding under Concur's 1998 Equity Incentive Plan, and since all options issued by Concur under such plan and the shares of Concur Common Stock that are issued upon exercise of such options are registered on the Company's currently-effective registration statement on Form S-8 under the 1933 Act, the Concur Options and the shares that are subject to issuance upon the exercise of Concur Options under Section 2.2.1 will be registered under that registration statement at the effective time. Concur, as soon as after the Effective Time, and will use its best efforts to maintain the effectiveness of such Form S-8 registration statement or registration statements for so long as such Concur Options remain outstanding and Concur Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "1934 ACT").

               2.2.3 Resale Restriction. Notwithstanding the registration on Form S-8 (the S-8 REGISTRATION") of the shares of Concur Common Stock that may be issued upon exercise of any Concur Options ("OPTION SHARES") as provided in
Section 2.2.2, each person who purchases Option Shares upon the exercise of a Concur Option (a "HOLDER") will not sell any Option Shares under the S-8 Registration except in compliance with the following restrictions (the "RESALE RESTRICTIONS"):

                      (a) No sales of Option Shares will be made under the S-8 Registration (i) until the shelf registration statement (the "SHELF REGISTRATION STATEMENT") to be filed by Concur pursuant to the Shelf Registration Agreement becomes effective (the "DATE OF EFFECTIVENESS") or (ii) if the use of the Shelf Registration Statement is suspended, during the period of such suspension.

                      (b) During the period commencing with the Date of Effectiveness and ending on the date on which the Shelf Registration Statement is required to remain effective under the Shelf Registration Agreement (the "REGISTRATION PERMIT"), sales of Options Shares under the S-8 Registration will be made in only in compliance with the following trading limits:

                           (i) During the Registration Period, all sales of
Option Shares by any Holder under the S-8 Registration in excess of 1,000 Option Shares in any calendar week will be made by such Holder through BancBoston Robertson Stephens Inc., Hambrecht & Quist LLC or U.S. Bancorp Piper Jaffray Inc. or any broker (if other than any of the foregoing) that is one of the three largest market makers in Concur Common Stock (in volume of market making transactions) during the 90 days immediately preceding such calendar week.

                           (ii) During the Registration Period, no Option Shares
will be sold by any Holder under the S-8 Registration in excess of the following:

                                (A) During the 90 day period commencing with the
Date of Effectiveness (the "INITIAL PERIOD"), each Holder will not sell any Option Shares in excess of 15% of the total number of shares subject to issuance upon the exercise of Concur Options that such Holder held at the Effective Time, whether such options were vested or unvested) (such total number is referred to as the Holder's "ORIGINAL NUMBER"); provided, however, that during the Initial Period any Holder (an "ASSIGNOR") may assign (by written assignment) to any other Holders (each an "ASSIGNEE") all or any portion of the right that the Assignor would otherwise have had under this subpart (A) to sell Option Shares during the Initial Period, thereby permitting the Assignee to sell during the Initial Period under this subpart (A) an additional number of Option Shares held by the Assignee equal to the number of Option Shares as the Assignor which assigned such right; Assignor and Assignee will be responsible for giving notice of such assignment (and a copy thereof) to Concur in advance of any sale of Option Shares pursuant thereto; such assignment will not be effective, and no sale of Option Shares will be made pursuant thereto, until Concur has received such notice (and a copy of such assignment).

                                (B) During the 90 day period immediately
following the Initial Period (the "SECOND PERIOD"), each Holder may sell additional Registrable Securities under the Shelf Registration up to maximum of
(1) 15% of the Holder's Original Number plus (2) any number which such Holder was permitted to sell, but did not sell or assign the right to sell, during the Initial Period.

                                (C) During the 90 day period immediately
following the Second Period (the "THIRD PERIOD"), each Holder may sell additional Registrable Securities under the Shelf Registration up to maximum of
(1) 10% of the Holder's Original Number plus (2) any number which such Holder was permitted to sell, but did not sell, during the Second Period (including all unsold shares carried over from the Initial Period).

                                (D) During any period remaining after the Third
Period and until the termination of the Registration Period (the "FOURTH PERIOD"), each Holder may sell additional Registrable Securities under the Shelf Registration up to a maximum of (1) 10% of the Holder's Original Number plus (2) any number which such Holder was permitted to sell, but did not sell, during the Third Period (including all unsold shares carried over from previous periods).

                           (iii) If during the Registration Period a Holder
sells, pursuant to any demand or piggyback registration rights such Holder may have under the Third Amended and Restated Rights Agreement among Concur and certain of its stockholders (as such agreement may be amended from time to time), any shares of Common Stock of Concur in an underwritten public offering registered at Concur's expense under the 1933 Act in which the Holder participates pro rata on the same basis as the other participating holders of registration rights under such agreement, then (A) the number of Option Shares that such Holder will have the right to sell under the S-8 Registration will be reduced by the number of shares that the Holder sells in such underwritten public offering and (B) this reduction in Option Shares that may be sold under the S-8 Registration will be allocated over the period under Section 2.2.3(ii) in which the sale occurs and over any remaining periods under Section 2.2.3(ii) in proportion to the respective amounts that the

Holder could otherwise have then sold during such periods. (For example, if the Holder sold 70,000 shares in such underwritten public offering during the Second Period and if the Holder would otherwise have been permitted under Section 2.2.3(ii) to sell 150,000 Option Shares during that period, 100,000 Option Shares during the Third Period and 100,000 Option Shares during the Fourth Period, the Option Shares that the Holder could then sell under the S-8 Registration during the remainder of the Second Period and during the Third Period and Fourth Period would be reduced by 30,000, 20,000 and 20,000, respectively).

                      (c) The Resale Restriction is intended to correspond to the trading restrictions provided for under Shelf Registration Agreement with respect to sales of Concur Common Stock under the Shelf Registration Statement, and will be interpreted and applied accordingly.

        2.3 Adjustments for Capital Changes. If after the Agreement Date and prior to the Effective Time, Concur recapitalizes, either through a subdivision (or stock split) of any of its outstanding shares into a greater number of shares, or a combination (or reverse stock split) of any of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes (other than through a subdivision or combination of shares provided for in the previous clause), or declares a dividend on its outstanding shares payable in shares of Concur Common Stock or in shares or securities convertible into shares of Concur Common Stock (each, a "CAPITAL CHANGE"), then the Concur Closing Average Price Per Share and the Exchange Ratio will be adjusted appropriately.

        2.4 Escrow Agreement.

               2.4.1 Concur will withhold from the shares of Concur Common Stock that would otherwise be delivered to the Company Stockholders pursuant to this Agreement 10% of the total number of shares of Concur Common Stock issued to them in the Merger (the "INITIAL ESCROW SHARES") and will deliver certificates representing such Initial Escrow Shares to Chase Manhattan Bank and Trust Company, National Association or a similar institution, as escrow agent (the "ESCROW AGENT"), together with related stock transfer powers, to be held by the Escrow Agent as security for the indemnification obligations under Section 11 and pursuant to the provisions of the escrow agreement in substantially the form of Exhibit C that is being entered into concurrently herewith (effective as of the Effective Time) by Concur, the Escrow Agent and the Representative (as defined in Section 2.2.3) (the "ESCROW AGREEMENT").

               2.4.2 Concur will withhold a portion of any shares that are issued upon the exercise of Concur Options during the period that the escrow remains in effect under the Escrow Agreement as follows (the "ESCROW CONDITION"): Upon the exercise of any Concur Option during such period, Concur will withhold 10% of the total shares of Concur Common Stock that are purchased upon such exercise (the "OPTION ESCROW SHARES") (to the extent that, at the time of such exercise, any Initial Escrow Shares have been released from the escrow, the percentage of the shares purchased on exercise of the option that are withheld will be reduced to correspond to the percentage of the Initial Escrow Shares then remaining in escrow) and will deliver a certificate representing the Option Escrow Shares to the Escrow Agent to be held and distributed under the Escrow Agreement in the same manner as other shares in escrow. (The shares held in escrow under the Escrow Agreement, whether Initial Escrow Shares or Option Escrow Shares, are referred to as the "ESCROW SHARES.")

               2.4.3 The Company Stockholders, by their approval of the Merger and/or their tender pursuant to Section 7.2 of certificates representing shares of Company Common Stock or Company Preferred Stock, and the holders of Concur Options (the "OPTIONHOLDERS"), by their acceptance and, if applicable, exercise of such options, will be conclusively deemed to have consented to, approved and agreed to be personally bound by: (a) the indemnification provisions of Section 11, (b) the Escrow Agreement, (c) the appointment of Gary Durbin, Robert K. Reid and Jon Blankmeyer as the representatives of the Company Stockholders and the Optionholders (collectively, the "REPRESENTATIVE") under the Escrow Agreement and as the attorney-in-fact and agents for and on behalf of each Company Stockholder as provided in the Escrow Agreement and (d) the taking by the Representative of any and all actions and the making of any decisions required or permitted to be taken by the Representative under the Escrow Agreement, including, without limitation, the exercise of the power to: (i) authorize delivery to Concur of Escrow Shares in satisfaction of indemnity claims by Concur or any other Indemnified Person (as defined herein) pursuant to Section 11 hereof and/or the Escrow Agreement; (ii) agree to, negotiate, enter into settlements and compromises of, demand arbitration of, and comply with orders of courts and awards of arbitrators with respect to, such claims; (iii) arbitrate, resolve, settle or compromise any claim for indemnity made pursuant to Section 11; and (iv) take all actions necessary in the judgment of the Representative for the accomplishment of the foregoing. The Representative will have unlimited authority and power to act on behalf of each Company Stockholder and each Optionholder with respect to the Escrow Agreement and the disposition, settlement or other handling of all claims governed by the Escrow Agreement, and all rights or obligations arising under the Escrow Agreement so long as all Company Stockholders and Optionholders are treated in the same manner. The Company Stockholders and Optionholders will be bound by all actions taken by the Representative in connection with the Escrow Agreement, and Concur will be entitled to rely on any action or decision of the Representative. In performing the functions specified in this Agreement and the Escrow Agreement, the Representative will not be liable to any Company Stockholder or Optionholder for any act or omission as Representative made in good faith and in the exercise of reasonable judgment. Any out-of-pocket costs and expenses reasonably incurred by the Representative in connection with actions taken pursuant to the terms of the Escrow Agreement will be paid by the Company Stockholders and Optionholders to the Representative pro rata in proportion to their respective percentage interests in the Escrow Shares. For the purposes of this Agreement and the Escrow Agreement, Escrow Shares will be deemed to have a per share value equal to the Concur Closing Average Price Per Share (such price to be subject to adjustment to reflect to reflect any Capital Change of the type referred to in
Section 2.3, whether occurring at or after the Effective Time, and Concur shall promptly provide the Escrow Agent with written notice of such capital change) as provided in the Escrow Agreement.

        2.5 Effects of the Merger. At the Effective Time: (a) the separate existence of Sub will cease and Sub will be merged with and into the Company, and the Company will be the Surviving Corporation of the Merger (the "SURVIVING CORPORATION") pursuant to the terms of this Agreement; (b) the Certificate of Incorporation and Bylaws of Sub as in effect immediately prior to the Effective Time will be the Certificate of Incorporation and Bylaws of the Surviving Corporation until amended as provided thereunder and under the Delaware General Corporation

Law; (c) the officers of Sub immediately prior to the Effective Time will be the initial officers of the Surviving Corporation until their successors are elected or appointed and qualified or until their resignation or removal; and (d) the directors of Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation until their successors are elected or appointed and qualified or until their resignation or removal.

        2.6 Further Assurances. If, at any time before or after the Effective Time, Concur believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Merger or to carry out the purposes and intent of this Agreement at or after the Effective Time, then Concur, the Company and the Surviving Corporation and their respective officers and directors are authorized by the parties hereto to execute and deliver all such proper deeds, assignments, instruments and assurances and do all other things necessary or desirable to consummate the Merger and to carry out the purposes of this Agreement, in the name of the Company or otherwise.

        2.7 Tax-Free Reorganization. The parties intend to adopt this Agreement as a tax-free plan of reorganization and to consummate the Merger in accordance with the provisions of Section 368(a)(1)(A) of the Code by virtue of the provisions of Section 368(a)(2)(E) of the Code. The parties believe that the value of the shares of Concur Common Stock to be issued to the Company Stockholders in the Merger is equal to the value of the shares of Company Common Stock to be surrendered in exchange therefor. Except for cash to be paid in lieu of fractional shares, no consideration that could constitute "other property" within the meaning of Section 356 of the Code is being paid by Concur for the outstanding shares of Company Common Stock in the Merger. In addition, Concur represents now, and as of the Closing Date, that it presently intends to continue the Company's historic business or use a significant portion of the Company's business assets in a business. Officers of the Company and Concur are, concurrently herewith, executing and delivering tax representation certificates in the respective forms set forth in Exhibit D. Notwithstanding anything to the contrary set forth herein, Concur makes no representations or warranty to the Company or to any stockholder of the Company regarding the tax treatment of the Merger or whether the Merger will qualify as a tax-free plan of reorganization under the Code.

        2.8 Pooling of Interests. The parties intend the Merger to be treated as a "pooling of interests" for accounting and financial reporting purposes.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Concur that, except as set forth in the letter addressed to Concur from the Company and dated as of the Agreement Date (including all schedules thereto) which has been delivered to Concur by the Company concurrently herewith (the "COMPANY DISCLOSURE LETTER"), each of the following representations, warranties and statements in this Article 3 are true and complete.

        3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted and as proposed to be conducted and is qualified to transact business as a foreign corporation in each jurisdiction in which its failure to be so qualified would have a Material Adverse Effect. As used in this Agreement, the term "MATERIAL ADVERSE EFFECT" when used with reference to the Company, means any event, change or effect that is (or will with the passage of time be) materially adverse to the Company's condition (financial or otherwise), assets, liabilities, business, operations, results of operations or prospects; provided, however, that for the purposes of determining any liability under Article 11, the definition of Material Adverse Effect will be deemed not to include the term "prospects."

        3.2 Power, Authorization and Validity.

               3.2.1 The Company has the right, power and authority to enter into, execute, deliver and perform its obligations under this Agreement and all the Company Ancillary Agreements, and the Company has all requisite corporate power and authority to consummate the Merger. This Agreement, the Company Ancillary Agreements, the Merger and all of the principal terms of each of the foregoing have been duly and validly approved by the stockholders of the Company in compliance with applicable law (including without limitation the Delaware General Corporation Law) and the Certificate of Incorporation and Bylaws of the Company, both as amended. The execution, delivery and performance by the Company of this Agreement and each of the Company Ancillary Agreements have been duly and validly approved and authorized by all necessary corporate action on the part of the Company's Board of Directors. Each of the Principal Company Stockholders has the right, power and legal capacity and authority to enter into, execute, deliver and perform such Principal Company Stockholder's respective obligations under this Agreement and each of the Principal Company Stockholder Ancillary Agreements to be executed and delivered by such Principal Company Stockholder. The holders of shares of Company Common Stock, or shares of Company Preferred Stock, which in the aggregate constitute at least 90% of the total number of (a) all shares of Company Common Stock that are issued and outstanding plus (b) all shares of Company Common Stock that are issuable upon the conversion of all shares of Company Preferred Stock that are issued and outstanding (such total number of shares is referred to as "TOTAL COMPANY VOTING SHARES"), have executed and delivered to the Company written Company Stockholder Agreements and Consents in substantially the form set forth in Exhibit E hereto ("COMPANY STOCKHOLDER CONSENTS"); and each such holder has the right, power and legal capacity and authority to enter into, execute, deliver and perform such holder's obligations under such Company Stockholder Consents.

               3.2.2 No filing, authorization, consent, approval or order, governmental or otherwise, is necessary or required to enable the Company to lawfully enter into, and to perform its obligations under, this Agreement and each of the Company Ancillary Agreements or to enable the Principal Company Stockholders to lawfully enter into, and to perform such stockholder's obligations under, each of the Principal Company Stockholder Ancillary Agreements, except for (a) the filing of the Agreement of Merger (and related officers' certificates) or Certificate of Merger with the Delaware Secretary of State and any such further documents as may be required under the Delaware General Corporation Law to effect the Merger; and (b) such filings and notifications as may be required to be made by the Company and/or any Principal Company Stockholder in connection with the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT").

               3.2.3 This Agreement and each of the Company Ancillary Agreements are, or when executed and delivered by the Company will be, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies. Each of the Principal Company Stockholder Ancillary Agreements is, or when executed and delivered by a Principal Company Stockholder will be, a valid and binding obligation of such Principal Company Stockholder, enforceable against such Principal Company Stockholder in accordance with its terms, subject only to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies. Each of the Company Stockholder Consents is, or when executed and delivered by a holder of Company Common Stock or Company Preferred Stock will be, a valid and binding written consent, in accordance with the Company's charter documents and the Delaware General Corporation Law, of a stockholder of the Company with respect to the shares of the Company's capital stock that are held by such stockholder and a valid and binding obligation of such stockholder, enforceable against such stockholder in accordance with its terms, except as the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies.

        3.3 Capitalization of the Company.

               3.3.1 Outstanding Stock. The authorized capital stock of the Company consists entirely of (a) 40,000,000 shares of Company Common Stock, with a par value of $0.001 per share, of which 4,964,199 shares are issued and outstanding, and (b) 15,523,389 shares of Company Preferred Stock with a par value of $0.001 per share, of which (i) 4,406,293 shares are designated Series A Preferred Stock, 4,266,827 shares of which Series A Preferred Stock are issued and outstanding and are convertible into a total of 4,266,827 shares of Company Common Stock, (ii) 5,319,999 shares are designated Series B Preferred Stock, and 5,000,000 shares of which Series B Preferred Stock are issued and outstanding and are convertible into a total of 5,000,000 shares of Company Common Stock and
(iii) 5,797,097 shares are designated Series C Preferred Stock, and 5,797,097 shares of which Series C Preferred Stock are issued and outstanding and are convertible into a total of 5,797,097 shares of Company Common Stock; and no other shares of any capital stock of the Company are authorized, issued or outstanding. No fractional share of Common Stock or Preferred Stock of the Company is issued or outstanding. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, are not subject to any claim, lien, preemptive right, right of first refusal, right of first offer or right of rescission granted by or binding upon the Company (or, to the Company's knowledge, subject to any right of first refusal or first offer granted by any Company Stockholders to any third party with respect to such shares), and have been offered, issued, sold and delivered by the Company in compliance with all registration or qualification requirements (or applicable exemptions therefrom) of all applicable federal and state securities laws. A list of all holders of the Company's outstanding capital stock, and the total number of shares of Company Common Stock owned by each such holder is set forth in Schedule 3.3.1 to the Company Disclosure Letter. The Company has no stockholders other than those listed in Schedule 3.3.1. During the two year period immediately prior to the Agreement Date, the Company has not redeemed, repurchased or otherwise reacquired any shares of its capital stock from any stockholder of the Company.

               3.3.2 No Options, Warrants or Rights. Except for (a) Company Options outstanding on the Agreement Date to purchase an aggregate of 3,966,041 shares of Company Common Stock (all of which Company Options were granted under the Company Option Plan) and (b) Company Warrants outstanding on the Agreement Date to purchase an aggregate of 459,466 shares of Company Preferred Stock (which shares would, upon issuance, be convertible into an aggregate of up to 459,466 shares of Company Common Stock ), there are no options, warrants, convertible securities or other securities, calls, commitments, conversion privileges, preemptive rights, rights of first refusal, rights of first offer or other rights or agreements outstanding to purchase or otherwise acquire (whether directly or indirectly) any shares of the Company's authorized but unissued capital stock or any securities convertible into or exchangeable for any shares of the Company's capital stock or obligating the Company to grant, issue, extend or enter into any such option, warrant, convertible security or other security, call, commitment, conversion privilege, preemptive right, right of first refusal, right of first offer or other right or agreement, and the Company has no liability for any dividends accrued but unpaid. No person or entity holds or has any option, warrant or other right, to which the Company is a party to or is bound by or of which the Company has knowledge, to acquire any issued and outstanding shares of the capital stock of the Company from any holder of shares of the capital stock of the Company. A total of 3,966,041 shares of Company Common Stock are issuable upon the exercise of options granted under the Company Option Plan that are outstanding on the Agreement Date, 483,204 shares of Company Common Stock are reserved for future issuance under the Company Option Plan but have not been issued and are not subject to issuance upon the exercise of any outstanding options, and 770,199 shares of Company Common Stock have been issued upon the exercise of options granted under the Company Option Plan (and are included in the number of shares of Company Common Stock outstanding that is set forth in Section 3.3.1.(a)). Schedule 3.3.2 sets forth a complete list of
(a) all holders of outstanding Company Options and the number of shares of Company Common Stock issuable upon the exercise of Company Options held by such person (indicating the number of such shares that are vested and the number that are unvested, the vesting schedule and the exercise price per share of Company Common Stock) and (b) all holders of outstanding Company Warrants, the number of shares of Series A Preferred Stock or Series B Preferred Stock issuable upon the exercise of the Company Warrants held by such person and the number of shares of Company Common Stock into which such shares of Company Preferred Stock are convertible (indicating whether all such Company Warrants are vested and the execute prices of the Company Warrants per share of Company Common Stock issuable upon conversion of the shares of Company Preferred Stock that are issuable upon exercise of the Company Warrants). During the two year period immediately prior to the Agreement Date, except as may be expressly required by the terms of the Company Option Plan, the Company has not authorized, or taken any action to authorize, the acceleration of the time during which any holder of any option, warrant or other right to purchase or acquire any share of capital stock of the Company may exercise such option, warrant or right. The Company Option Plan has been duly and validly approved by the Company's Board of Directors and stockholders.

               3.3.3 No Voting Arrangements or Registration Rights. There are no voting agreements, voting trusts, preemptive rights, rights of first refusal, rights of first offer or other restrictions (other than normal restrictions on transfer under applicable federal and state securities laws) applicable to any of the Company's outstanding securities, or to the conversion of any shares of the Company's capital stock in the Merger, to which the Company is a party to or is bound by or of which the Company has knowledge. The Company is not under any obligation to register under the 1933 Act any of its presently outstanding stock or other securities or any stock or other securities that may be subsequently issued.

        3.4 Subsidiaries. The Company does not have any subsidiaries or any interest, direct or indirect, in any corporation, partnership, limited liability company, joint venture or other business entity.

        3.5 No Violation of Material Agreements. Neither the execution and delivery of this Agreement nor any of the Company Ancillary Agreements, Principal Stockholder Ancillary Agreements or Company Stockholder Consents, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of: (a) any provision of the Certificate of Incorporation or Bylaws of the Company as currently in effect;
(b) any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to the Company or any of its assets or properties; or (c) any material instrument, agreement, contract, undertaking, understanding, letter of intent, memorandum of understanding or commitment (whether verbal or in writing) to which the Company is a party or by which the Company or any of its assets or properties are bound. Except as indicated in Section 3.2.2, the consummation of the Merger by the Company will not require the consent of any third party.

        3.6 Litigation. There is no action, claim, suit, arbitration, mediation, proceeding, claim or investigation pending against the Company (or against any officer, director, employee or agent of the Company in their capacity as such or relating to their employment, services or relationship with the Company) before any court, administrative agency or arbitrator that, if determined adversely to the Company (or any such officer, director, employee or agent) is likely to have a Material Adverse Effect on the Company, nor, to the Company's knowledge, has any such action, suit, proceeding, arbitration, mediation, claim or investigation been threatened. There is no basis for any person, firm, corporation or other entity, to assert a claim against the Company or Concur based upon: (a) the Company's entering into this Agreement or any Company Ancillary Agreement or consummating the Merger or any of the transactions contemplated by this Agreement or any Company Ancillary Agreement; (b) ownership, rights to ownership, or options, warrants or other rights to acquire ownership, of any shares of the capital stock of the Company; or (c) any rights as a Company stockholder, including any option, warrant or preemptive rights or rights to notice or to vote. There is no judgment, decree, injunction, rule or order of any governmental entity or agency, court or arbitrator outstanding against the Company.

        3.7 Taxes.

               (a) The Company has timely filed all federal, state, local and foreign tax returns required to be filed by it, has timely paid all taxes required to be paid by it in respect of all periods for which returns have been filed, has established an adequate accrual or reserve for the payment of all taxes payable in respect of the periods subsequent to the periods covered by the most recent applicable tax returns, has made all necessary estimated tax payments, and has no material liability for taxes in excess of the amount so paid or accruals or reserves so established. The Company is not delinquent in the payment of any tax or in the filing of any tax returns, and no deficiencies for any tax have been threatened, claimed, proposed or assessed against the Company. The Company has not received any notification that any material issues have been raised by (or are currently pending) before the Internal Revenue Service or any other taxing authority (including but not limited to any sales or use tax authority) regarding the Company and no tax return of the Company has ever been audited by the Internal Revenue Service or any state or local taxing agency or authority. There are no tax liens against any assets of the Company other than for taxes not yet due and payable or for taxes being contested in good faith by the Company for which adequate reserves have been provided.

               (b) For the purposes of this Section, the terms "TAX" and "TAXES" include all federal, state, local and foreign income, alternative or add-on minimum income, gains, franchise, excise, property, property transfer, sales, use, employment, license, payroll, ad valorem, payroll, documentary, stamp, occupation, recording, value added or transfer taxes, governmental charges, fees, customs duties, levies or assessments (whether payable directly or by withholding), and, with respect to any such taxes, any estimated tax, interest, fines and penalties or additions to tax and interest on such fines, penalties and additions to tax.

        3.8 Company Financial Statements. The Company has delivered to Concur as Exhibit G: (i) the Company's unaudited consolidated balance sheets as of December 31, 1996, the Company's audited consolidated balance sheets as of December 31, 1997 and 1998, the Company's unaudited consolidated statements of income, statements of cash flows and statements of stockholders' equity the year ended December 31, 1996 and the Company's audited consolidated statements of income, statements of cash flows and statements of stockholders' equity the years ended December 31, 1997 and 1998 and (ii) the Company's unaudited consolidated balance sheet as of April 30, 1999 (the "BALANCE SHEET") and the Company's unaudited consolidated statement of operations for the four month period ended April 30, 1999 (all such financial statements of the Company and the notes thereto are hereinafter collectively referred to as the "COMPANY FINANCIAL STATEMENTS"). The Company Financial Statements (a) are derived from and in accordance with the books and records of the Company, (b) fairly present the financial position, results of operations and cash flows of the Company as of the dates and for the periods therein specified and (c) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods. The Company has no material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, except for (i) those shown on the Balance Sheet, and (ii) those that may have been incurred after April 30, 1999, the date of the Balance Sheet (the "BALANCE SHEET DATE"), in the ordinary course of the Company's business consistent with its past practice, and that are not material in amount, either individually or collectively. All reserves established by the Company and set forth in the Balance Sheet are reasonably adequate. At the Balance Sheet Date, there were no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 which are not adequately provided for in the Balance Sheet as required by said Statement No. 5.

        3.9 Title to Properties. The Company has good and marketable title to all of its assets and properties (including but not limited to those shown on the Balance Sheet), free and clear of all mortgages, deeds of trust, security interests, pledges, liens, title retention devices, collateral assignments, claims, charges, restrictions or other encumbrances of any kind. All machinery, vehicles, equipment and other tangible personal property owned by the Company or used in its business are in good condition and repair, normal wear and tear excepted, and all leases of real or personal property to which the Company is a party are fully effective and afford the Company peaceful and undisturbed leasehold possession of the real or personal property that is the subject of the lease. The Company does not own any real property.

        3.10 Absence of Certain Changes. Since the Balance Sheet Date, there has not been with respect to the Company any:

               (a) material adverse change in the condition (financial or otherwise), assets, liabilities, businesses, operations, results of operations or prospects of the Company;

               (b) amendment or change in the Certificate of Incorporation or Bylaws of the Company;

               (c) incurrence, creation or assumption by the Company of (i) any mortgage, deed of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind on any of the assets or properties of the Company; or (ii) any material obligation or liability or any indebtedness for borrowed money;

               (d) issuance or sale of any debt or equity securities of the Company or any options (other than Company Options) or other rights to acquire from the Company, directly or indirectly, any debt or equity securities of the Company;

               (e) payment or discharge of any mortgage, deed of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind or any liability, which lien or liability was not either shown on the Balance Sheet or incurred in the ordinary course of the Company's business after the Balance Sheet Date;

               (f) purchase, license, sale, assignment or other disposition or transfer, or any agreement or other arrangement for the purchase, license, sale, assignment or other disposition or transfer, of any of the assets, properties or goodwill of the Company other than in the ordinary course of the Company's business;

               (g) damage, destruction or loss, whether or not covered by insurance, having (or likely with the passage of time to have) a Material Adverse Effect on the Company;

               (h) declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of the Company, any split, combination or recapitalization of the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition of the capital stock of the Company (other than the purchase referred to in Section 3.23) or any change in any rights, preferences, privileges or restrictions of any outstanding security of the Company;

               (i) change or increase in the compensation payable or to become payable to any of the officers or employees of the Company, or any bonus or pension, insurance or other benefit payment or arrangement (including without limitation stock awards, stock appreciation rights or stock option grants) made to or with any of such officers, employees or agents except in connection with normal employee salary or performance reviews or otherwise in the ordinary course of business consistent with the Company's past practice;

               (j) change with respect to the management, supervisory or other key personnel of the Company;

               (k) obligation or liability incurred by the Company to any of its employees, officers, directors or stockholders except normal compensation and expense allowances payable to officers or directors in the ordinary course of business consistent with the Company's past practice;

               (l) making of any loan, advance or capital contribution to, or any investment in, any officer, director or stockholder of the Company or any firm or business enterprise in which any such person had a direct or indirect material interest at the time of such loan, advance, capital contribution or investment;

               (m) entering into, amendment of, relinquishment, termination or non-renewal by the Company of any contract, lease, transaction, commitment or other right or obligation other than in the ordinary course of its business or any written or oral indication or assertion by the other party thereto of problems with the Company's services or performance under such contract, lease, transaction, commitment or other right or obligation or its desire to so amend, relinquish, terminate or not renew any such contract, lease, transaction, commitment or other right or obligation;

               (n) material change in the manner in which the Company extends discounts or credits to customers or otherwise deals with its customers;

               (o) entering into by the Company of any transaction, contract or agreement or the conduct of business or operations other than in the ordinary course of its business consistent with past practices;

               (p) any transfer or grant of a right under any Company IP Rights (as defined in Section 3.13 below), other than those transferred or granted in the ordinary course of the Company's business consistent with the Company's past practice; or

               (q) any agreement or arrangement to do any of the foregoing.

        3.11 Contracts and Commitments. Schedule 3.11 to the Company Disclosure Letter sets forth a list of each of the following written or oral contracts, agreements, commitments or other instruments to which the Company is a party or to which the Company or any of its assets or properties is bound:

               (a) consulting or similar agreement under which the Company provides any advice or services to a customer of the Company for an annual compensation to the Company of

$10,000 per year or more other than those entered into in the ordinary course of the Company's business consistent with the Company's past practices;

               (b) continuing contract for the future purchase, sale, license, provision or manufacture of products, material, supplies, equipment or services requiring payment to or from the Company in an amount in excess of $10,000 per annum which is not terminable on 90 days' or less notice without cost or other liability to the Company or in which the Company has granted or received manufacturing rights, most favored customer pricing provisions or exclusive marketing rights relating to any product or services, group of products or services or territory;

               (c) contract providing for the development of software for the Company, or the license of software to the Company, which software is used or incorporated in any products currently distributed by the Company or to provide any services currently provided by the Company or is contemplated to be used or incorporated in any products to be distributed or services to be provided by the Company (other than software generally available to the public at a per copy license fee of less than $1,000 per copy);

               (d) joint venture or partnership contract or agreement or other agreement which has involved or is reasonably expected to involve a sharing of profits or losses in excess of $10,000 per annum with any other party;

               (e) contract or commitment for the employment of any officer, employee or consultant of the Company or any other type of contract or understanding with any officer, employee or consultant of the Company that is not immediately terminable by the Company without cost or other liability;

               (f) indenture, mortgage, trust deed, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing of money, for a line of credit or for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

               (g) lease or other agreement under which the Company is lessee of or holds or operates any items of tangible personal property or real property owned by any third party and under which payments to such third party exceed $10,000 per annum;

               (h) agreement or arrangement for the sale of any assets, properties, services or rights having a value in excess of $10,000, other than in the ordinary course of the Company's business consistent with its past practice;

               (i) agreement that restricts the Company from engaging in any aspect of its business, from participating or competing in any line of business or that restricts the Company from engaging in any business in any geographic area;

               (j) Company IP Rights Agreement (as defined in Section 3.13);

               (k) Except for Company Warrants and Company Options listed in
Schedule 3.3.2, any agreement relating to the sale, issuance, grant, exercise, award, purchase, repurchase or redemption of any shares of capital stock or other securities of the Company or any options, warrants or other rights to purchase or otherwise acquire any such shares of stock, other securities or options, warrants or other rights therefor; or

               (l) contract with or commitment to any labor union;

               (m) any other agreement, contract, commitment or instrument that is material to the business of the Company or that involves a commitment by the Company in excess of $25,000.

               A copy of each agreement or document required by this Section to be listed on Schedule 3.11 to the Company Disclosure Letter (collectively, the "COMPANY MATERIAL Agreements") has been delivered to Concur's counsel. No consent or approval of any third party is required to ensure that, following the Effective Time, any Company Material Agreement will continue to be in full force and effect without any breach or violation thereof caused by virtue of the Merger or by any other transaction called for by this Agreement or any Company Ancillary Agreement.

        3.12 No Default. The Company is not in breach or default under any Company Material Agreement. The Company is not a party to any contract, agreement or arrangement which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company. The Company does not have any material liability for renegotiation of government contracts or subcontracts, if any.

        3.13 Intellectual Property.

               3.13.1 The Company owns exclusively, or has the right to use, sell or license, all Intellectual Property Rights (as defined below) necessary or required for the conduct of its business as presently conducted and as presently proposed to be conducted (such Intellectual Property Rights being hereinafter collectively referred to as the "COMPANY IP RIGHTS"), and such ownership and rights to use, sell or license collectively are sufficient for such conduct of its business. No other party owns or has the right to use, sell, license or otherwise commercially exploit in any manner any Company IP Rights owned exclusively by the Company, without the express agreement of the Company.

               3.13.2 The execution, delivery and performance of this Agreement, the Agreement of Merger and the consummation of the Merger and the other transactions contemplated hereby and/or by the Company Ancillary Agreements will not constitute a material breach of or default under any instrument, contract, license or other agreement governing any Company IP Right (the "COMPANY IP RIGHTS AGREEMENTS"), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination, of any Company IP Right or of any Company IP Rights Agreements or materially impair the right of the Company or the Surviving Corporation to use, sell, license or otherwise commercially exploit in any manner any Company IP Right or portion thereof (except where such breach, forfeiture or termination would not have a Material Adverse Effect on the Company or the Surviving Corporation). There are no royalties, honoraria, fees or other payments payable by the Company to any person by reason of the ownership, use, license, sale or disposition of any of the Company IP Rights.

               3.13.3 Neither the manufacture, marketing, license, sale, furnishing or intended use of any product or service currently licensed, utilized, sold, provided or furnished by the Company or currently under development by the Company breaches any license or agreement between the Company and any third party or infringes, misappropriates or violates any Intellectual Property Right (as defined below) of any other party; and there is no pending or, to the knowledge of the Company, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Company IP Right nor, to the knowledge of the Company, is there any basis for any such claim, nor has the Company received any notice asserting that any Company IP Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the knowledge of the Company, is there any basis for any such assertion. To the knowledge of the
Company: (a) no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, noncompetition agreement, non-solicitation agreement or any other contract or agreement, or any restrictive covenant relating to the right of any such employee to be employed thereby, or to use trade secrets or proprietary information of others, and (b) the employment of such employees does not subject the Company to any liability.

               3.13.4 The Company has taken commercially reasonable steps designed to protect, preserve and maintain the secrecy and confidentiality of the Company IP Rights and all the Company's proprietary rights therein. All current and former officers, employees and consultants of the Company who have or have had access to confidential or proprietary information have executed and delivered to the Company an agreement regarding the protection of such confidential or proprietary information and the assignment of inventions to the Company (which assignment has the language required under applicable law to operate regardless of whether the "work for hire" doctrine applies); and copies of the form of all such agreements have been delivered to Concur's counsel. Except as set forth in Schedule 3.13, and except in the ordinary course of business consistent with the Company's customary business practices pursuant to which the Company has taken the Seeker Engine Source Code (as defined herein) to customers to perform on-site problem determination, the Company has not furnished to any third party the C++ source code for that portion of the Company's product known as the Seeker engine (or for any application framework with respect to the Seeker engine) (collectively, the "SEEKER ENGINE SOURCE CODE").

               3.13.5 Schedule 3.13 to the Company Disclosure Letter contains a list of all Company IP Rights (other than trade secrets) and all worldwide applications, registrations, filings and other formal actions made or taken pursuant to federal, state and foreign laws by the Company to secure, perfect or protect its interest in the Company IP Rights, including, without limitation, all patents, patent applications, copyrights (whether or not registered), copyright applications, service marks (whether or not registered), registered trademarks and trademark and service mark applications.

               3.13.6 As used herein, the term "INTELLECTUAL PROPERTY RIGHTS" means, collectively, all worldwide industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark registrations and applications therefor, trade dress rights, trade names, service marks, service mark registrations and applications therefor, copyrights, copyright registrations and applications therefor, mask work rights, mask work registrations and applications therefor, franchises, licenses, inventions, trade secrets, know-how, customer lists, supplier lists, proprietary processes and formulae, software source and object code, algorithms, architectures, structures, screen displays, layouts, inventions, development tools, designs, blueprints, specifications, technical drawings and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, programmers' notes, memoranda and records.

               3.13.7 All of the software and hardware developed, licensed and/or marketed or distributed by (or on behalf of) the Company is Year 2000 Compliant (as defined below). To the Company's knowledge, all software owned or developed by a third party (other than software developed on behalf of the Company) that is licensed or was sold to the Company and all hardware owned or developed by a third party that was leased or sold to the Company is Year 2000 Compliant. Schedule 3.13.7 to the Company Disclosure Letter describes the testing that the Company has conducted to determine whether all such software and hardware referred to in the first two sentences of this Section 3.13.7 will be adversely affected by, or fail to operate properly due to, the advent of the year 2000 or dates thereafter, and the Company has provided or made available to Concur or its counsel copies of all written responses or assurances received by the Company from the parties who supply such software and hardware that such software and hardware will not be adversely affected by, or fail to operate properly due to, the advent of year 2000 or dates thereafter. "YEAR 2000 COMPLIANT" means, as applied to software or hardware, as the case may be, that:
(i) such software or hardware will operate and correctly store, represent and process (including sort) all dates (including single and multi-century formulas and leap year calculations), such that errors will not occur when the date being used is in the Year 2000, or in a year preceding or following the Year 2000;
(ii) such software or hardware has been developed and tested to support numeric and date transitions from the twentieth century to the twenty-first century, and back (including without limitation all calculations, aging, reporting, printing, displays, reversals, disaster and vital records recoveries) without error, corruption or impact to current and/or future operations; and (iii) such software or hardware will function without error or interruption related to any date information, specifically including errors or interruptions from functions which may involve date information from more than one century.

               3.13.8 The Company has not agreed to indemnify any person for any infringement of any Intellectual Property Rights of any third party by any product or service that has been sold, licensed, leased, supplied or provided by the Company, except in the ordinary course of business consistent with customary business practices.

        3.14 Compliance with Laws. The Company has complied, and is now and at the Closing Date will be in compliance, in all material respects, with all applicable federal, state, local or foreign laws, ordinances, regulations, and rules, and all orders, writs, injunctions, awards, judgments, and decrees applicable to it or to its assets, properties, and business. The Company holds all material permits, licenses and approvals from, and has made all material filings with, third parties, including government agencies and authorities, that are necessary in connection with its present business.

        3.15 Certain Transactions and Agreements. None of the officers or directors of the Company (and, to the Company's knowledge, none of the Company's employees or stockholders), nor any member of their immediate families, has any direct or indirect ownership interest in any firm or corporation that competes with, or does business with, or has any contractual arrangement with, the Company (except with respect to any interest in less than 1% of the stock of any corporation whose stock is publicly traded). None of such officers, directors or employees (or, to the Company's knowledge, stockholders), or any member of their immediate families, is directly or indirectly interested in any contract or informal arrangement with the Company, except for normal compensation for services as an officer, director or employee thereof that have been disclosed to Concur and except for agreements related to the purchase of the stock of the Company by, or the grant of Company Options to, such persons. None of such officers, directors or employees (or, to the Company's knowledge, stockholders), or any member of their immediate family, has any interest in any property, real or personal, tangible or intangible (including but not limited to any Company IP Rights or any other Intellectual Property Rights) that is used in or that pertains to the business of the Company, except for the normal rights of a stockholder.

        3.16 Employees, ERISA and Other Compliance.

               3.16.1 The Company is in compliance in all material respects with all applicable laws, agreements and contracts relating to employment, employment practices, wages, hours, and terms and conditions of employment, including, but not limited to, employee compensation matters. A list of all employees, officers and individual consultants (whether or not working under the name of a controlled entity) of the Company and their current compensation is set forth on
Schedule 3.16.1 to the Company Disclosure Letter. The Company does not have any employment contracts or consulting agreements currently in effect that are not terminable at will (other than agreements with the sole purpose of providing for the confidentiality of proprietary information or assignment of inventions).

               3.16.2 The Company (a) has never been and is not now subject to a union organizing effort, (b) is not subject to any collective bargaining agreement with respect to any of its employees, (c) is not subject to any other contract, written or oral, with any trade or labor union, employees' association or similar organization and (d) does not have any current labor disputes. The Company has good labor relations, has not been informed of any facts indicating that the consummation of the transactions contemplated hereby will have a material adverse effect on such labor relations, and has not been informed that any of its key employees intends to leave its employ.

               3.16.3 The Company has no pension plan which constitutes, or has since the enactment of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") constituted, a "multiemployer plan" as defined in Section 3(37) of ERISA. No Company pension plans are subject to Title IV of ERISA.

               3.16.4 Schedule 3.16.4 to the Company Disclosure Letter lists each employment, severance or other similar contract, arrangement or policy, each "employee benefit plan" as defined in Section 3(3) of ERISA and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, severance benefits, disability benefits, death benefits, hospitalization benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits for employees, consultants or directors which is entered into, maintained or contributed to by the Company and covers any employee or former employee of the Company. Such contracts, plans and arrangements as are described in this Section
3.16.4 are hereinafter
collectively referred to as "COMPANY BENEFIT ARRANGEMENTS." Each Company Benefit Arrangement has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Company Benefit Arrangement. The Company has delivered to Concur or its counsel a complete and correct copy or description of each Company Benefit Arrangement. All contributions to any Company Benefit Arrangements for all periods prior to the Closing Date have been timely made or are accrued on the Balance Sheet.

               3.16.5 There has been no amendment to, written interpretation or announcement (whether or not written) by the Company relating to, or change in employee participation or coverage under, any Company Benefit Arrangement that would increase materially the expense of maintaining such Company Benefit Arrangement above the level of the expense incurred in respect thereof for the Company's fiscal year ended December 31, 1998.

               3.16.6 All of the Company Benefit Arrangements, to the extent applicable, are in compliance, in all material respects, with (a) the continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA, (b) the Americans with Disabilities Act of 1990, as amended, and (c) the Family Medical and Leave Act of 1993, as amended, and the regulations thereunder.

               3.16.7 No benefit payable or which may become payable by the Company pursuant to any Company Benefit Arrangement or as a result of or arising under this Agreement or the Agreement of Merger will constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) which is subject to the imposition of an excise Tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code. The Company is not a party to any: (a) agreement (other than as described in (b) below) with any executive officer or other key employee thereof (i) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company in the nature of any of the transactions contemplated by this Agreement, the Agreement of Merger or any Company Ancillary Agreement, (ii) providing any term of employment or compensation guarantee, or (iii) providing severance benefits or other benefits after the termination of employment of such employee regardless of the reason for such termination of employment, or (b) agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be materially increased, or the vesting of benefits of which will be materially accelerated, by the occurrence of any of the transactions contemplated by this Agreement, the Agreement of Merger or any Company Ancillary Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, the Agreement of Merger or any Company Ancillary Agreement.

               3.16.8 The Company is in compliance with requirements of the Worker Adjustment and Retraining Notice Act and has no liabilities under that statute.

        3.17 Corporate Documents. The Company has made available to Concur for examination all documents and information listed in the Company Disclosure Letter or in any schedule thereto or in any other exhibit or schedule called for by this Agreement which have been requested by Concur's legal counsel, including, without limitation, the following: (a) copies of the

Company's Certificate of Incorporation and Bylaws as currently in effect; (b) the Company's Minute Book containing all records of all proceedings, consents, actions, and meetings of the Company's stockholders, board of directors and any committees thereof; (c) the Company's stock ledger and journal reflecting all stock issuances and transfers; (d) all permits, orders, and consents issued by any regulatory agency with respect to the Company, or any securities of the Company, and all applications for such permits, orders, and consents; and (e) all agreements of the Company required to be listed in Schedule 3.11 to the Company Disclosure Letter.

        3.18 No Brokers. Except for the arrangements with Morgan Stanley Dean Witter disclosed in Schedule 3.18 to the Company Disclosure Letter, neither the Company nor any affiliate of the Company is obligated for the payment of any fees or expenses of any investment banker, broker, finder or similar party in connection with the origin, negotiation or execution of this Agreement or the Agreement of Merger or in connection with any transaction contemplated hereby or thereby.

        3.19 Books and Records.

               3.19.1 The books, records and accounts of the Company (a) are in all material respects true, complete and correct, (b) have been maintained in accordance with good business practices on a basis consistent with prior years,
(c) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of the Company, and (d) accurately and fairly reflect the basis for the Company Financial Statements.

               3.19.2 The Company has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, including the American Institute of Certified Public Accountant's Statement of Position 97-2, and (ii) to maintain accountability for assets; and (c) the amount recorded for assets on the books and records of the Company is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        3.20 Insurance. The Company maintains fire and casualty, general liability, business interruption, product liability, and errors and omissions insurance with respective insurers, and in the respective amounts, set forth in
Schedule 3.20 to the Company Disclosure Letter.

        3.21 Environmental Matters.

               3.21.1 Definitions. The following capitalized terms shall have the meanings set forth below:

                      (a) "ENVIRONMENTAL LAWS" means all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including without limitation ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances (as defined below), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

                      (b) "HAZARDOUS MATERIALS" means (i) any pollutant, contaminant, chemical, industrial, toxic, hazardous or noxious substance or waste which is regulated by the laws of any state, local, federal or other governmental authority or jurisdiction, including but no limited to the State of California and the United States Government, and includes but is not limited to
(a) any oil or petroleum compounds, flammable substances, explosives, radioactive materials, or any other materials or pollutants which pose a hazard to persons or cause any real property to be in violation of any Environmental Laws, (b) to the extent so regulated, asbestos or any asbestos-containing material of any kind or character, (c) polychlorinated biphenyls, as regulated by the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., (d) any materials or substances designated as "hazardous substances" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq., (e) "economic poison," as defined in the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 135 et seq., (f) "chemical substance," "new chemical substance," or "hazardous chemical substance or mixture" pursuant to Sections 3, 6 and 7 of the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., (g) "hazardous substances" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., and (h) "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., and (ii) as of any date of determination, any additional substances or materials which now or hereafter may be incorporated in or added to the definition of "economic poison," "chemical substance," "new chemical substance," "hazardous chemical substance or mixture," "hazardous waste," "hazardous substance" or "toxic substance" or similar substance for purposes of any Environmental Law.

                      (c) For the purposes of this Section 3.2.1, the Company will be deemed to have "KNOWLEDGE" of a matter if such matter is known to any of the Company's managers who have responsibilities that include any environmental compliance issues or to any of the Company's officers, directors, or members of senior management.

               3.21.2 Environmental Obligations. Each facility or site at which the Company or any of its predecessors-in-interest conducts any business or has previously conducted any business (each a "FACILITY", collectively, the "FACILITIES") is not (and with respect to each such previously owned, used or operated Facility was not, when the Company or its predecessors left such Facility) in violation of any Environmental Laws, including any laws or regulations relating to industrial hygiene, disposal of Hazardous Substances or the environmental conditions on or under such properties or facilities, including but not limited to, soil and groundwater conditions. During the time that the Company or any of its predecessors-in-interest have owned, leased or occupied any Facility, the Company or its predecessors have not used, generated, manufactured or stored on or under any part of any such Facility, or transported to or from any part of any Facility, any Hazardous Substances in violation of any Environmental Laws. There has been no presence, disposal, release or threatened release of any Hazardous Substances on, from or under any part of the Facility and no Hazardous Substances are currently present in, on, under or about any of the Facilities or their groundwater or soil.

               3.21.3 Conduct of Business. The Company is conducting, and at all times has conducted, its business and operations, and has occupied and used the Facilities in material compliance with all Environmental Laws so as not to give rise to any liability under any Environmental Laws. To the Company's knowledge, there is no reasonable basis to believe or suspect that the Company's business has been conducted or is being conducted in violation of any Environmental Laws, and the Company does not have any knowledge of pending or proposed changes to any Environmental Laws which would require any changes in any of the Company's Facilities, equipment, operations or procedures or affect such business or the cost to the Company of conducting its business as now conducted.

               3.21.4 Compliance, Disclosure of Environmental Conditions. No conditions, circumstances or activities have existed or currently exist with respect to the Facilities or the business or property of the Company which could reasonably be expected to result in recovery by any governmental authority or other person of any remedial or removal costs, response costs, natural resource damages or other costs, expenses or damages arising from or relating to any alleged injury or threat of injury or harm to public health, safety or the environment. No conditions, circumstances or activities have existed or currently exist with respect to the Company's business or property (including without limitation the Facilities) that could reasonably be expected to subject the Company or Concur to any administrative, civil or criminal liability, injunctive relief, penalty or obligation, whether under common law, equitable theory, or pursuant to Environmental Laws, or which in the future could reasonably be expected to result in or may have in the past resulted in actual or threatened damage, harm, or impairment of, or a threat to, public health, safety or the environment.

               3.21.5 No Outstanding Orders or Actions. There are no outstanding orders, injunctions or decrees against the Company, nor are there any pending or threatened investigations of any kind against the Company, concerning any environmental, public health, safety or land use matters or other Environmental Laws, including, but not limited to, the emission, discharge or release of hazardous or toxic substances or wastes, pollutants, or contaminants into the environment or work place, or the management of hazardous or toxic substances or wastes, pollutants or contaminants. There are no actions, suits or administrative, arbitral or other proceedings alleged, claimed, pending, affecting or, to the Company's knowledge threatened against the Company at law or in equity with respect to any environmental, public health, safety or land use matters or other Environmental Laws, and to the Company's knowledge, there are no existing grounds on which any such action, suit or proceedings might be commenced.

               3.21.6 No Waste Disposal. Any chemicals and chemical products that are used for the conduct of Company's business have not been processed, have not been and are not intended to be discarded, and are not waste or waste materials. All Hazardous Substances and waste materials generated, used, transported, treated, stored or disposed of in connection with the Company's business are handled, stored, treated and disposed of in accordance with applicable Environmental Laws. Schedule 3.21 of the Company Disclosure Letter describes all Hazardous Materials present on properties leased or owned by Company or which has been treated, stored or disposed of in connection with the business of the Company on such properties. At no time has any radioactive waste been treated on any properties leased or owned by Company.

        3.22 Termination of Registration Rights. The Company and the other parties to the registration rights agreements applicable to or affecting any outstanding shares or other securities of the Company have terminated, canceled or waived their rights under those agreements effective no later than immediately prior to the Effective Time.

        3.23 Re-Purchase of Company Common Stock. The Company has purchased, or will purchase prior to the Effective Time, from Philippe Chouraki 200,000 shares of Company Common Stock held by him, for the aggregate purchase price of $210,000 (the "STOCK REPURCHASE Amount") pursuant to and in accordance with the Company's right to purchase such shares under the Option to Purchase Common Stock Agreement between him and the Company dated as of March 26, 1998. Neither the Company, Concur, the Surviving Corporation nor any officer, director or controlling person of any of them will incur any expenses (other than the Stock Repurchase Amount) or liability as a result or arising out of such purchase.

        3.24 Disclosure. Neither this Agreement, its exhibits and schedules, nor any of the certificates to be delivered by the Company to Concur pursuant to this Agreement, taken together, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading.

                                    ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF CONCUR AND SUB

        Concur and Sub hereby represent and warrant that each of the following representations, warranties and statements in this Article 4 are true and complete:

        4.1 Organization and Good Standing. Concur is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted and as proposed to be conducted. Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, operate and lease its properties and to carry on its business as proposed to be conducted.

        4.2 Power, Authorization and Validity.

               4.2.1 Concur has the right, power and authority to enter into, execute, deliver and perform its obligations under this Agreement and the Concur Ancillary Agreements. The execution, delivery and performance of this Agreement and the Concur Ancillary Agreements by Concur have been duly and validly approved and authorized by Concur's Board of Directors. The issuance of the shares of Concur Common Stock to be issued in the Merger does not require the approval of Concur's stockholders. Sub has the right, power and authority to execute, deliver and perform its obligations under this Agreement, and Sub has all requisite power and authority to consummate the Merger. Upon approval of the Merger and the Agreement of Merger by Sub's sole stockholder, Sub will have the right, power and authority to execute, deliver and perform the Agreement of Merger and all other Sub Ancillary Agreements. The execution, delivery and performance of this Agreement, the Agreement of Merger and all other Sub Ancillary Agreements by Sub have been duly and validly approved and authorized by Sub's Board of Directors.

               4.2.2 No filing, authorization, consent, approval or order, governmental or otherwise, is necessary or required to enable Concur or Sub to enter into, and to perform its obligations under, this Agreement, the Concur Ancillary Agreements or the Sub Ancillary Agreements, respectively, except for
(a) the filing by the Company of such reports and information with the SEC under the 1934 Act and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement, the Merger and the transactions contemplated hereby; (b) the filing with the SEC of a Form D; (c) the filing of the Agreement of Merger (or the Certificate of Merger) with the Delaware Secretary of State and any such further documents as may be required under the Delaware General Corporation Law to effect the Merger; (d) such filings and notifications as may be necessary under the HSR Act and the expiration of applicable waiting periods under the HSR Act; (e) such other filings as may be required by the Nasdaq National Market System with respect to the Concur Common Shares to be issued in the Merger and the Company Options to be assumed by Concur in the Merger; (f) the approval of this Agreement, the Agreement of Merger (if any) and the Merger by the stockholder of Sub; and (g) such other filings, if any, as may be required to comply with federal and state securities laws.

               4.2.3 This Agreement and the Concur Ancillary Agreements are, or when executed by Concur will be, valid and binding obligations of Concur, enforceable against Concur in accordance with their respective terms, except as to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies. This Agreement and the Sub Ancillary Agreements are, or when executed by Sub will be, valid and binding obligations of Sub, enforceable against Sub in accordance with their respective terms, except as to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies.

        4.3 Capital Structure.

               4.3.1 Stock. The authorized capital stock of Concur consists of 60,000,000 shares of Concur Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the "CONCUR PREFERRED STOCK"). At the close of business on March 31, 1999, 17,103,430 shares of Concur Common Stock were issued and outstanding. No share of Concur Preferred Stock is issued or outstanding. All outstanding shares of Concur Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to preemptive rights. As of the date hereof, the authorized capital stock of Sub consists of 100 shares of Common Stock, $0.001 par value per share, of which 100 shares are validly issued, fully paid and nonassessable, all of which are owned by Concur.

               4.3.2 Options. As of March 31, 1999, options to purchase an aggregate of 2,569,371 shares of Concur Common Stock were outstanding under all stock option and equity incentive plans of Concur, and warrants were outstanding to purchase an aggregate of 2,224,266 shares of Concur Common Stock.

               4.3.3 No Other Options, Etc. Except for the Concur stock options referred to in Section 4.3.2 above and options to be potentially granted under the Concur 1998 Equity Incentive Plan to new employees pursuant to outstanding employment offer letters, rights of directors to receive options under the Concur 1998 Directors Option Plan and rights of Concur employees to subscribe for shares of Concur Common Stock under the Concur 1998 Employee Stock Purchase Plan, as of the Agreement Date, there are no outstanding options, warrants, convertible or other securities of Concur entitling any party to purchase or acquire shares of Concur Common Stock.

        4.4 No Violation of Material Agreements. Neither the execution and delivery of this Agreement nor any Concur Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of (a) any provision of the Certificate of Incorporation or Bylaws of Concur, as currently in effect; (b) any federal, state, local or foreign judgment, writ, decree, order, statute, rule or regulation applicable to Concur or any of its assets or properties; or
(c) any material instrument, agreement, contract, undertaking, understanding, letter of intent, memorandum of understanding or commitment (whether verbal or in writing) to which Concur is a party or by which Concur or any of its assets or properties are bound. Except as indicated in Section 4.2.2, the consummation of the Merger by Concur will not require the consent of any third party.

        4.5 Disclosure. Concur has made available to the Company Concur's Prospectus dated April 16, 1999 and the Registration Statement on Form S-1 in which such prospectus is contained and Concur's report on Form 10-Q for the quarter ending March 31, 1999 (collectively, the "SEC DOCUMENTS"). As of the respective dates on which such SEC documents were filed by Concur with the SEC, such SEC documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable. Such SEC documents, this Agreement, the exhibits and schedules hereto and the certificates or documents to be delivered by Concur to the Company pursuant to this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading in any material respect. The financial statements (including any related schedules and/or notes) included in the SEC Documents have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (except as may be indicated in the notes thereto) throughout the period involved and fairly present the financial position, results of operations and cash flows as of the dates and for the period indicated therein.

        4.6 Validity of Shares. The shares of Concur Common Stock to be issued pursuant to the Merger will, when issued: (a) be duly authorized, validly issued, fully paid and nonassessable and free of liens and encumbrances created by Concur and (b) will be free and clear of any liens and encumbrances except for applicable securities law restrictions on transfer, including those imposed by Regulation D and Rule 144 promulgated under the 1933 Act, under applicable state securities laws and under the Company Affiliate Agreements to be executed pursuant to this Agreement.

        4.7 No Brokers. Except for arrangements made by the Company with BancBoston Robertson Stephens Inc. in connection with the transactions provided for in this Agreement, Concur is not obligated for the payment of any fees or expenses of any investment banker, broker, finder or similar party in connection with the origin, negotiation or execution of this Agreement or the Agreement of Merger or in connection with any transaction contemplated hereby or thereby.

        4.8 No Material Adverse Change. Since the date of Concur's Report on Form 10-Q for its fiscal quarter ended March 31, 1999, there has been no material adverse change in the business, operations or financial condition of Concur and its subsidiaries, taken as a whole.

        4.9 No Violation of Existing Agreements. Concur has not received notice from any third party that it is or would, with the passage of time, be (a) in material violation of any provision of the Certificate of Incorporation or Bylaws of Concur; or (b) in default or violation of any material term, condition or provision of (i) any material judgment, decree, order, injunction or stipulation applicable to Concur or (ii) any currently effective material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license, which default or violation would have a material adverse effect on the business, operations or financial condition of Concur and its subsidiaries, taken as a whole.

        4.10 Litigation. There is no action, claim, suit, arbitration, proceeding, claim or investigation pending against Concur before any court, administrative agency or arbitrator that, if determined adversely to Concur, is likely to have a material adverse effect on Concur's financial condition or results of operation, nor, to Concur's knowledge, has any such action, suit, proceeding, arbitration, claim or investigation been threatened.

        4.11 Absence of Certain Changes. Since April 16, 1999, the date of Concur's prospectus referred to in Section 4.5 (and except for the offer and sale of shares of Concur Common Stock covered by the prospectus), there has not been (a) any declaration, setting aside or payment of any dividend or payment in cash, stock or property or other distribution with respect to Concur's capital stock, (b) any reclassification, combination, split, subdivision, redemption, purchase or other acquisition, directly or indirectly, of any of Concur's capital stock, (c) any material change in Concur's accounting principles, practices or methods or (d) any material alteration in the character or conduct of Concur's business as conducted prior to April 16, 1999.

                                    ARTICLE 5
                      PRE-CLOSING COVENANTS OF THE COMPANY

        During the period from the Agreement Date until the earlier to occur of
(a) the Effective Time or (b) the termination of this Agreement in accordance with Section 10, the Company covenants and agrees with Concur as follows:

        5.1 Advice of Changes. The Company will promptly advise Concur in writing (a) of any event occurring subsequent to the Agreement Date that would render any representation or warranty of the Company contained in Section 3 of this Agreement, if made on or as of the date of such event or the Closing Date, untrue, inaccurate or incomplete in any material respect and (b) of any material adverse change in the Company's business, results of operations or financial condition. The Company will deliver to Concur within 15 days after the end of each monthly accounting period ending after the Agreement Date and before the Closing Date, an unaudited balance sheet and statement of operations, which financial statements will be prepared in the ordinary course of its business, consistent with its past practice in accordance with the Company's books and records and generally accepted accounting principles and will fairly present the financial position of the Company as of their respective dates and the results of the Company's operations for the periods then ended.

        5.2 Maintenance of Business. The Company will carry on and preserve its business and its relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof. If the Company becomes aware of a material deterioration in the relationship with any key customer, key supplier or key employee, it will promptly bring such information to the attention of Concur in writing and, if requested by Concur, will exert reasonable commercial efforts to promptly restore the relationship.

        5.3 Conduct of Business. The Company will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not, without the prior written consent (which may be given verbally to be promptly followed by written confirmation) of the President or Chief Financial Officer of Concur:

               (a) borrow or lend any money other than advances to employees for travel and expenses that are incurred in the ordinary course of the Company's business consistent with the Company's past practice;

               (b) enter into any transaction or agreement not in the ordinary course of the Company's business consistent with the Company's past practice;

               (c) encumber or permit to be encumbered any of its assets;

               (d) sell, transfer or dispose of any of its assets except in the ordinary course of the Company's business consistent with the Company's past practice;

               (e) enter into any material lease or contract for the purchase or sale of any property, whether real or personal, tangible or intangible;

               (f) pay any bonus, increased salary or special remuneration to any officer, employee or consultant (except pursuant to existing arrangements previously disclosed to and approved in writing by Concur) or enter into any new employment or consulting agreement with any such person;

               (g) change any of its accounting methods;

               (h) declare, set aside or pay any cash or stock dividend or other distribution in respect of its capital stock, redeem, repurchase or otherwise acquire any of its capital stock or other securities, pay or distribute any cash or property to any Company stockholder or securityholder or make any other cash payment to any shareholder or securityholders of the Company that is unusual, extraordinary, or not made in the ordinary course of the Company's business consistent with its past practice;

               (i) amend or terminate any contract, agreement or license to which it is a party except those amended or terminated in the ordinary course of the Company's business, consistent with its past practice, and which are not material in amount or effect;

               (j)initiate any litigation or enter into any settlement agreement or other similar arrangement for the resolution of a dispute or the termination of a business relationship;

               (k) guarantee or act as a surety for any obligation of any third party;

               (l) waive or release any material right or claim, except in the ordinary course of its business, any mortgage, deeds of trust, security interest, pledge, lien, title retention device, collateral assignment, claim, charge, restriction or other encumbrance of any kind, consistent with the Company's past practice;

               (m) issue, sell, create or authorize any shares of its capital stock of any class or series or any other of its securities, or issue, grant or create any warrants, obligations, subscriptions, options, convertible securities or other (formal or informal) commitments (whether through offers of employment or otherwise) to issue, or grant options or other rights to acquire, shares of its capital stock or securities ultimately exchangeable for, or convertible into, shares of its capital stock; provided, however, that notwithstanding the foregoing, the Company may issue shares of Company Common Stock issuable upon the exercise of the Company Options that are outstanding on the Agreement Date in accordance with their terms as now in effect;

               (n) subdivide or split or combine or reverse split the outstanding shares of its capital stock of any class or enter into any recapitalization affecting the number of outstanding shares of its capital stock of any class or affecting any other of its securities;

               (o) merge, consolidate or reorganize with, or acquire, any corporation, partnership, limited liability company or any other entity or enter into any negotiations, discussions or agreement for such purpose;

               (p) amend its Certificate of Incorporation or Bylaws;

               (q) license or encumber any of its technology or intellectual property except in the ordinary course of its business consistent with past practice;

               (r) change any insurance coverage or issue any certificates of insurance;

               (s) agree to any audit assessment by any tax authority or file any federal or state income or franchise tax return unless copies of such returns have first been delivered to Concur for its review prior to filing;

               (t) modify or change the exercise or conversion rights or exercise or purchase prices of any capital stock of the Company, any Company stock options, warrants or other Company securities, or accelerate or otherwise modify (i) the right to exercise any option, warrant or other right to purchase any capital stock or other securities of the Company or (ii) the vesting or release of any shares of capital stock or other securities of the Company from any repurchase options or rights of refusal held by the Company or any other party or any other restrictions unless such accelerations/modifications are expressly required and mandated by the terms of a formal written agreement or plan that was entered into prior to the execution of the Agreement by Concur and the Company;

               (u) purchase or otherwise acquire, or sell or otherwise dispose of: (i) any shares of Concur Common Stock or other Concur securities or (ii) any securities whose value is derived from or determined with reference to, in whole or in part, the value of Concur stock or other Concur securities.; or

               (v) agree to do any of the things described in the preceding clauses 5.3(a) through 5.3(u).

        5.4 Company Stockholder Approval; Stockholder Agreements. The Company has obtained (and provided copies to Concur) of Company Stockholder Consents executed and delivered by Concur Stockholders holding at least 90% of the Total Company Voting Shares, which Company Stockholder Consents provide the written consent of the Company's stockholders, in compliance with applicable law and the Company's Certificate of Incorporation and Bylaws, approving this Agreement, the Merger and related matters (such Company stockholders' written consent is hereinafter referred to as the "COMPANY STOCKHOLDER VOTE"). The Company's Board of Directors will not take any action whatsoever to revoke, modify, invalidate, or withdraw the Company Stockholder Vote. The Company will seek the written consent of the other Company Stockholders (those who are not concurrently herewith executing and delivering Company Stockholder Consents) approving this Agreement, the Merger and related matters, and will provide such stockholders in connection with such consents, (a) the services of a purchaser representative meeting the requirements of Rule 501 under the 33 Act and (b) complete and accurate information regarding the Company, the Merger and Concur (to the extent the Company has such information), including all information that such stockholders or their purchaser representative may request.

        5.5 Regulatory Approvals. The Company will promptly execute and file, or join in the execution and filing, of any application, notification (including without limitation any notification or provision of information, if any, that may be required under the HSR Act) or any other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign, which may be reasonably required, or which Concur may reasonably request, in connection with the consummation of the Merger or any other transactions contemplated by this Agreement, any Company Ancillary Agreement or any Principal Company Stockholder Ancillary Agreement. The Company will use its best efforts to obtain, and to cooperate with Concur to promptly obtain, all such authorizations, approvals and consents.

        5.6 Necessary Consents. Once Concur has publicly announced the Merger or the agreement of Concur and the Company to enter into the Merger (the "ANNOUNCEMENT"), the Company will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in the foregoing Sections of this Article 5 to allow the consummation of the transactions contemplated hereby and to allow Concur to carry on the Company's business after the Effective Time.

        5.7 Litigation. The Company will notify Concur in writing promptly after learning of any material claim, action, suit, arbitration, mediation, proceeding or investigation by or before any court, arbitrator or arbitration panel, board or governmental agency, initiated by or against it, or known by it to be threatened against it.

        5.8 No Other Negotiations. From the Agreement Date until the earlier of termination of this Agreement in accordance with Section 10 or consummation of the Merger, the Company will not (and will not authorize, encourage or permit any officer, director, employee, stockholder or affiliate of the Company or any other person, on its or their behalf, to), directly or indirectly, (a) solicit, encourage, initiate or participate in any negotiations or discussions with respect to any offer or proposal to acquire all of any part of the Company whether by purchase of assets, exclusive licenses, joint venture formation, purchase of stock, business combination or otherwise, (b) disclose any information not customarily disclosed to any person concerning the Company and which the Company reasonably believed would be used for the purposes of formulating an offer or proposal (provided that any disclosure on or after the Agreement Date that is reasonably necessary or appropriate in connection with seeking approval of the Merger by the Company Stockholders in accordance with
Section 5.4 will not be deemed a violation of this Section 5.8), (c) cooperate with any person to make any proposal to purchase all or any part of the Company (directly or indirectly) other than inventory or nonessential or excess assets sold in the ordinary course of business, (d) agree to or endorse any transaction described in clauses (a) through (c) of this sentence (a "COMPETING TRANSACTION"), or (v) authorize or permit any of Company's representatives to take any such action. The Company shall notify Concur promptly if any proposal or offer (written or otherwise), or any inquiry or contact with any person with respect thereto, regarding a Completing Transaction is made or is outstanding on the date hereof. In addition, the Company will not execute, enter into or become bound by (i) any letter of intent or agreement or commitment between the Company and any third party that is related to a Competing Transaction or (ii) any agreement or commitment between the Company and a third party providing for a Competing Transaction.

        5.9 Access to Information. Until the Closing, the Company will allow Concur and its agents reasonable access to the files, books, records and offices of the Company, including, without limitation, any and all information relating to the Company's taxes, commitments, contracts, leases, licenses, and real, personal and intangible property and financial condition, subject to the terms of the nondisclosure agreement between the Company and Concur. The Company will cause its accountants to cooperate with Concur and its agents in making available all financial information reasonably requested by Concur, including without limitation the right to examine all working papers pertaining to all financial statements prepared or audited by such accountants.

        5.10 Satisfaction of Conditions Precedent. The Company will use its best efforts to satisfy or cause to be satisfied all the conditions precedent which are set forth in Articles 8 and 9, and the Company will use its best efforts to cause the transactions contemplated by this Agreement to be consummated; and, without limiting the generality of the foregoing, to obtain (once the Announcement has been made) all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties that may be necessary or reasonably required on its part in order to effect the Merger and all other transactions contemplated by this Agreement and the Company Ancillary Agreements. In particular, the Company will use its best efforts to cause the Merger to become effective in accordance with this Agreement before the commencement of business on June 1, 1999.

        5.11 Company Affiliate Agreements. Concurrently with the execution of this Agreement, each of the Company's directors, executive officers, 10% or greater shareholders (and affiliates of such persons who are the Company stockholders) and all persons or entities who are "affiliates" of the Company within the meaning of Rule 144 or Rule 405 under the 1933 Act at the time this Agreement is executed ("COMPANY AFFILIATES") is executing and delivering to Concur an Affiliate Agreement in substantially the form of Exhibit F (the "COMPANY AFFILIATE AGREEMENT"), and each Principal Company Stockholder is executing and delivering to Concur a Company Affiliate Agreement concurrently with the execution of this Agreement. In addition, the Company will use its best efforts to cause each person or entity who may become a Company Affiliate after the Agreement Date and before the Effective Time to execute and deliver a Company Affiliate Agreement to Concur promptly after such person or entity becomes a Company Affiliate.

        5.12 Blue Sky Laws. The Company will use its best efforts to assist Concur to the extent necessary to comply with the securities laws of all jurisdictions which are applicable in connection with the Merger.

        5.13 Pooling. The Company will cooperate with Concur to cause the business combination to be effected by the Merger to be accounted for as a pooling of interests for accounting and financial reporting purposes. Following the Agreement Date, the Company will not take any action if, prior to taking such action, the Company has been informed by Concur or its accountants that, in the opinion of Concur's accountants, taking such action may preclude Concur from accounting for the Merger as a "pooling of interests" for accounting and financial reporting purposes and Concur or its accountants promptly give the Company a writing that states in reasonable detail the action(s) that Concur or its accountants request the Company not to take.

        5.14 Certain Investments; Agreements. The Company does not own, and will not make any purchase or other acquisition of, or investment in, any shares of Concur Common Stock or other securities of Concur. The Company will not enter into any agreement with any holders of Concur shares calling for either the Company or Concur to retire or reacquire all or part of the Concur shares to be issued pursuant to the Merger. The Company will not enter into any financial arrangements for the benefit of any Company Stockholder which, in effect, would negate the exchange of equity securities contemplated under this Agreement and the Merger, including without limitation any loan or other financial arrangement at abnormally low interest rates, or any guarantee of loans secured by Concur shares to be issued pursuant to the Merger.

        5.15 Invention Assignment and Confidentiality Agreements. Once the Announcement has been made (or before such Announcement, to extent approved or requested by Concur), the Company will use its best efforts to obtain from each current or former employee and consultant of the Company who has had access to any software, technology or copyrightable, patentable or other proprietary works owned or developed by the Company, or to any other confidential or proprietary information of the Company or its clients, an invention assignment and confidentiality agreement in a form reasonably acceptable to Concur, duly executed by such employee or consultant and delivered to the Company.

        5.16 Closing of Merger. The Company will not refuse to effect the Merger if, on or before the Closing Date, all the conditions precedent to the Company's obligations to effect the Merger under Article 8 hereof have been satisfied or waived by the Company.

                                    ARTICLE 6
                                CONCUR COVENANTS

        During the period from the Agreement Date until the earlier to occur of
(a) the Effective Time or (b) the termination of this Agreement in accordance with Section 10, Concur covenants and agrees as follows:

        6.1 Advice of Changes. Concur will promptly advise the Company in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Concur contained in this Agreement, if made on or as of the date of such event or the Closing Date, to be untrue, inaccurate or incomplete in any material respect and (b) of any material adverse change in Concur's business, results of operations or financial condition.

        6.2 Regulatory Approvals. Concur will promptly execute and file, or join in the execution and filing, of any application, notification (including without limitation any notification or provision of information, if any, that may be required under the HSR Act) or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign, which may be reasonably required, or which the Company may reasonably request, in connection with the consummation of the Merger and the other transactions contemplated by this Agreement and the Concur Ancillary Agreements in accordance with the terms of this Agreement. Concur will use its best efforts to obtain all such authorizations, approvals and consents.

        6.3 Satisfaction of Conditions Precedent. Concur will use its best efforts to satisfy or cause to be satisfied all of the conditions precedent which are set forth in Articles 8 and 9, and Concur will use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms of this Agreement, and, without limiting the generality of the foregoing, to obtain (once the Announcement has been made) all consents and authorizations of third parties and to make all filings with, and give all notices to, third parties that may be necessary or reasonably required on its part in order to effect the transactions contemplated hereby. In particular, Concur will use its best efforts to cause the Merger to become effective in accordance with this Agreement before the commencement of business on June 1, 1999.

        6.4 No Other Negotiations. From the Agreement Date until the earlier of termination of this Agreement in accordance with Section 10 or the consummation of the Merger, Concur will not (and will not authorize, encourage, initiate or permit any officer, director, employee, stockholder or affiliate of Concur or any other person, on its or their behalf, to), directly or indirectly, (a) solicit, encourage, initiate, participate in or cooperate with any person to make any proposal to purchase all or part of another corporation (other than the Company) in a transaction of $10 million or more (a "PROHIBITED TRANSACTION"),
(b) agree to or endorse any such transaction or (c) authorize or permit any of Concur's representatives to take such action. In addition, Concur will not execute, enter into or become bound by (i) any letter of intent or agreement or commitment between Concur and any third party that is related to a Prohibited Transaction or (ii) any agreement or commitment between Concur and a third party providing for a Prohibited Transaction.

        6.5 Blue Sky Laws. Concur will take such steps as may be necessary to comply with the securities laws of all jurisdictions which are applicable in connection with the Merger.

        6.6 Registration Rights. Concur will offer to each Company Stockholder the opportunity to enter into the Shelf Registration Agreement with Concur, effective upon the Merger, will offer to each Principal Company Stockholder the opportunity to enter into the Amended and Restated Registration Rights Agreement, effective upon the Merger and will use its best efforts to cause the Amended and Restated Registration Rights Agreement to be executed and delivered by a sufficient number of Investors (as defined therein) to make such agreement effective (under the terms of the Current Registration Rights Agreement).

        6.7 Employee Benefit Plans. As soon as practicable after the Closing, Company employees who become employees of Concur or Surviving Corporation will be eligible to participate in any employee benefit plans maintained by Concur to the extent that other similarly situated Concur employees are eligible to participate in such plans, consistent with the eligibility provisions of such plans, provided that there shall be no gap in coverage after termination of any existing Company Benefit Arrangement. Continuous service with the Company to the Effective Time will be treated for the purposes of such plans as continuous service with Concur.

        6.8 Indemnification.

               (a) The Surviving Corporation shall assume at the Effective Time, and shall be liable for a period of seven years commencing at the Effective Time for, the Company's obligations to indemnify, defend and hold harmless each person who is or has been at any time prior to the Agreement Date, or who becomes prior to the Effective Time, an officer, director or employee of the Company (the "INDEMNIFIED PARTIES") in respect of acts or omissions occurring on or prior to the Effective Time to the extent provided in the Company's Certificate of Incorporation and Bylaws in effect on the date hereof.

               (b) If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving person of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any persons or entity, then and in each such case, proper provision shall be made so that the survivor or transferee shall assume the indemnification obligations provided for in Section 6.8(a).

        6.9 Closing of Merger. Concur will not refuse to effect the Merger if, on or before the Closing Date, all the conditions precedent to the Concur's obligations to effect the Merger under Article 9 hereof have been satisfied by Concur.

                                    ARTICLE 7
                                 CLOSING MATTERS

        7.1 The Closing. Subject to termination of this Agreement as provided in
Section 10 below, the closing of the transactions to consummate the Merger (the "CLOSING") will take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California 94306 at 10:00 a.m., Pacific Standard Time on the first day that all of the conditions to Closing set forth in

Sections 8 and 9 hereof have been satisfied and/or waived in accordance with this Agreement, or on such later day as Concur and the Company may mutually agree on (the "CLOSING DATE"). Concurrently with the Closing, the Agreement of Merger (or a Certificate of Merger) will be filed with the Delaware Secretary of State.

        7.2 Exchange of Certificates.

               7.2.1 At and after the Effective Time, each certificate representing outstanding shares of Company Common Stock or Company Preferred Stock, and each warrant agreement or other document representing outstanding Company Warrants, will represent the number of shares of Concur Common Stock into which such shares of Company Common Stock or Company Preferred Stock or such Company Warrants, as applicable, have been converted, and such shares of Concur Common Stock will be deemed registered in the name of the holder of such certificate, agreement or other document. Promptly following the Effective Time, Concur will cause its transfer agent to mail to each holder of record of shares of Company Common Stock or Preferred Stock or Company Warrants (i) instructions for use in effecting the surrender of the certificates for such shares, or the agreements or other documents for the Company Warrants, as applicable (collectively, the "COMPANY CERTIFICATES"), in exchange for certificates representing Concur Common Stock and (ii) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon delivery of the Company Certificates to the transfer agent and shall be in such form and have such other provisions as Concur and the Company may reasonably specify). Each such holder will then promptly surrender to the transfer agent, for cancellation, all Company Certificates for such holder's shares of Common Stock and Preferred Stock and Company Warrants. If a Company Certificate for any such shares or warrant has been lost, the holder of the shares or warrant may furnish the transfer agent with an affidavit of lost certificate and, if requested by the transfer agent or if reasonably requested by Concur, a bond in such amount as the transfer agent or Concur may reasonably request. Upon surrender of a Company Certificate to the transfer agent for cancellation (or upon delivery of such affidavit and any such bond) together with a duly executed letter of transmittal and such other documents as may be reasonably required by the transfer agent, the transfer agent will issue to such surrendering holder certificate(s) for the number of shares of Concur Common Stock to which such holder is entitled pursuant to
Section 2.1 hereof, less the shares of Concur Common Stock deposited into escrow pursuant to Section 2.4 hereof, and Concur will distribute any cash payable under Section 2.1.4.

               7.2.2 All shares of Concur Common Stock (and, if applicable, cash in lieu of fractional shares) delivered upon the surrender of Company Certificates in accordance with the terms hereof will be delivered to the registered holder or placed in escrow with the Escrow Agent, as applicable. After the Effective Time, there will be no further registration of transfers of the shares of Company Common Stock or Company Preferred Stock or the Company Warrants on the stock transfer books of the Company. If, after the Effective Time, Company Certificates are presented for transfer or for any other reason, they will be canceled and exchanged and certificates therefor will be delivered or placed in escrow as provided in this Section 7.2. Notwithstanding anything herein to the contrary, except to the extent waived by Concur, any Company Certificate that is not properly submitted to Concur for exchange and cancellation within three years after the Effective Time shall no longer evidence ownership of or any right to receive shares of Concur

Common Stock and all rights of the holder of such Company Certificate, with respect to the shares previously evidenced by such Company Certificate, shall cease.

               7.2.3 Until Company Certificates representing Company Common Stock, Company Preferred Stock or Company Warrants outstanding prior to the Merger are surrendered pursuant to Section 7.2.1 above, such certificates will be deemed, for all purposes, to evidence ownership of (a) the number of shares of Concur Common Stock into which the shares of Company Capital Stock or Company Preferred Stock or the Company Warrants will have been converted, subject to the obligation to place a portion thereof in escrow as required hereby, and (b) if applicable, cash in lieu of fractional shares.

        7.3 Substitution of Options. Promptly after the Effective Time, Company will notify in writing each holder of a Company Option of the substitution of a Concur Option for such Company Option, and the number of shares of Company Common Stock that are then subject to such option or warrant and the exercise price of such option, as determined pursuant to Section 2.2 hereof.

                                    ARTICLE 8
                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

        The Company's obligations hereunder are subject to the fulfillment or satisfaction, on and as of the Closing, of each of the following conditions (any one or more of which may be waived by the Company, but only in a writing signed by the Company):

        8.1 Accuracy of Representations and Warranties. The representations and warranties of Concur set forth in Section 4 (as qualified by the Concur Disclosure Letter) will be true and accurate in every material respect on and as of the Closing with the same force and effect as if they had been made at the Closing, and the Company will have received a certificate to such effect executed on Concur's behalf by Concur's President or Chief Financial Officer.

        8.2 Covenants. Concur will have performed and complied in all material respects with all of its covenants contained in Section 6 on or before the Closing, and the Company will have received a certificate to such effect signed on Concur's behalf by Concur's President or Chief Financial Officer.

        8.3 Requisite Approvals. The principal terms of this Agreement and the Agreement of Merger will have been duly and validly approved and adopted by Concur's Board of Directors in accordance with applicable law and Concur's Certificate of Incorporation and Bylaws. The principal terms of the Agreement of Merger will have been approved and adopted by Sub's Board of Directors and sole stockholder in accordance with applicable law and Sub's Certificate of Incorporation and Bylaws.

        8.4 Compliance with Law; No Legal Restraints; No Litigation. No litigation or proceeding will be pending or overtly threatened which could be reasonably expected to have a material adverse effect on the present or future operations or financial condition of Concur. There will not be any outstanding enacted or adopted order, decree, temporary, preliminary or permanent injunction, legislative enactment, statute, regulation, action, proceeding or any judgment or ruling by any court, arbitrator, governmental agency, authority or entity, or any other fact or circumstance, that prohibits, enjoins, restrains, suspends, delays, conditions or renders illegal or imposes limitations on (or is likely to result in a challenge, threat to, or a prohibition, injunction, restraint, suspension, delay or illegality of, or to impose limitations on) the Merger or any other material transaction contemplated by this Agreement.

        8.5 Government Consents; HSR Act Compliance. There will have been obtained at or prior to the Closing Date such permits or authorizations, and there will have been taken all such other actions, as may be required to consummate the Merger by any governmental or regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws. All applicable waiting periods under the HSR Act shall have expired or early termination of such waiting periods shall have been granted by both the Federal Trade Commission and the United States Department of Justice without any condition or requirement requiring or calling for the disposition or divestiture of any product or other asset of the Company by Concur or the Company.

        8.6 Opinion of Concur's Counsel. The Company will have received from counsel to Concur, an opinion substantially in the form of Exhibit J.

        8.7 Registration Rights. Concur shall have executed and delivered the Shelf Registration Agreement and the Amended and Restated Registration Rights Agreement, and the Amended and Restated Registration Rights Agreement shall have been executed and delivered by a sufficient number of Investors (as defined therein) to make such agreement effective (under the terms of the Current Registration Rights Agreement).

        8.8 Tax Opinion. The Company has received or anticipates receiving an opinion, effective on the Closing Date, from Morrison & Foerster LLP, counsel to the Company, to the effect that the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Concur, Sub and the Company will each be party to a reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, Morrison & Foerster LLP has relied or will rely upon representation letters (in substantially the forms included in Exhibit D) by Concur, Sub and the Company to the extent they are able to make such customary representations. No event shall have occurred after the Agreement Date and prior to the Closing that shall have materially changed the applicable law, regulations or facts so as to reasonably cause such counsel to withdraw or fail to render such opinion.

                                    ARTICLE 9
                       CONDITIONS TO OBLIGATIONS OF CONCUR

        The obligations of Concur hereunder are subject to the fulfillment or satisfaction on, and as of the Closing, of each of the following conditions (any one or more of which may be waived by Concur, but only in a writing signed by Concur):

        9.1 Accuracy of Representations and Warranties. The representations and warranties of the Company set forth in Section 3 (as qualified by the Company Disclosure Letter) will be true and accurate in every material respect on and as of the Closing with the same force and effect as if they had been made at the Closing, and Concur will have received a certificate to such effect executed on the Company's behalf by the Company's President and Chief Financial Officer.

        9.2 Covenants. The Company will have performed and complied in all material respects with all of its covenants contained in Section 5 on or before the Closing, and Concur will have received a certificate to such effect signed on the Company's behalf by the Company's President and Chief Financial Officer.

        9.3 Compliance with Law; No Legal Restraints; No Litigation. No litigation or proceeding will be pending for or overtly threatened which could be reasonably expected to have a material adverse effect on the present or future operations or financial condition of the Company or which asserts that the Company's or Concur's negotiations regarding this Agreement, Concur's or the Company's entering into this Agreement or the Company's or Concur's consummation of the Merger or any other material transaction contemplated by this Agreement or any Company Ancillary Agreement or any Principal Company Stockholder Ancillary Agreement, breaches or violates any agreement or commitment of the Company or constitutes tortious conduct on the part of Concur or the Company. There will not be any outstanding or overtly threatened, or enacted or adopted, order, decree, temporary, preliminary or permanent injunction, legislative enactment, statute, regulation, action, proceeding or any judgment or ruling by any court, arbitrator, governmental agency, authority or entity that challenges, threatens, prohibits, enjoins, restrains, suspends, delays, conditions or renders illegal or imposes limitations on (or is likely to result in a challenge, threat to, or a prohibition, injunction, restraint, suspension, delay or illegality of, or to impose limitations on) the Merger or any other material transaction contemplated by this Agreement.

        9.4 Government Consents; HSR Act Compliance. There will have been obtained at or prior to the Closing Date such permits or authorizations, and there will have been taken all such other actions, as may be required to consummate the Merger by any governmental or regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements under applicable federal and state securities laws. All applicable waiting periods under the HSR Act shall have expired or early termination of such waiting periods shall have been granted by both the Federal Trade Commission and the United States Department of Justice without any condition or requirement requiring or calling for the disposition or divestiture of any product or other asset of the Company by Concur or the Company.

        9.5 Opinion of Company's Counsel. Concur will have received from counsel to the Company, an opinion substantially in the form of Exhibit I.

        9.6 Requisite Approvals. The principal terms of this Agreement and the Agreement of Merger, the Merger and the Company Ancillary Agreements (including the issuance of the shares of Concur Common Stock to be issued in the Merger and the grant of Concur Options upon conversion of Company Options in the Merger) will have been duly and validly approved and adopted, as required by applicable law and the Company's Articles of Incorporation and Bylaws, by (a) the Company's Board of Directors and (b) the valid and affirmative vote of outstanding shares of Company Common Stock and Company Preferred Stock (and any other Company securities (if any) entitled to vote thereon) representing not less than 94% of the voting power of all issued and outstanding Company Common Stock and all other Company voting securities (if any).

        9.7 No Dissenting Shares. No more than 6% of the shares of the capital stock of the Company will be eligible to exercise or perfect any statutory appraisal rights of dissenting shareholders under applicable law.

        9.8 Affiliate Agreements. No Company Affiliate will have violated or breached such person's Company Affiliate Agreement.

        9.9 Certain Other Competition Agreements. None of the persons listed in
Schedule 5.17 who entered into the Employment Agreements or the Non-Competition Agreement with Concur will have terminated any such agreement or will have taken any action that caused such termination.

        9.10 Resignation of Directors. The directors of the Company in office immediately prior to the Effective Time of the Merger will have resigned as directors of the Surviving Corporation effective as of the Effective Time.

        9.11 Pooling Opinions. Concur will have been advised in writing, as of the Effective Time, by its independent accountants that, in accordance with generally accepted accounting principles, the Merger qualifies to be treated as a "pooling of interests" for accounting purposes, and the Company will have been advised in writing, as of the Effective Time, by its independent accountants that, in accordance with generally accepted accounting principles, the Company is eligible to participate in a transaction that qualifies as a "pooling of interests" for accounting purposes.

        9.12 No Derivative Securities. All Company Derivative Securities, if any will have been exercised in full and thereby converted into shares of Company Common Stock in accordance with their current terms and conditions, so that no the Company Derivative Securities will be outstanding immediately prior to the Effective Time.

                                   ARTICLE 10
                            TERMINATION OF AGREEMENT

        10.1 Prior to Closing.

               10.1.1 This Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of Concur and the Company.

               10.1.2 Unless otherwise agreed by the parties hereto, this Agreement will be automatically terminated at any time prior to the Effective Time without the need for action by any party hereto if all conditions to the parties' obligation to effect the Closing set forth in Sections 8 and 9 have not been satisfied or waived by the appropriate party on or before July 31, 1999 (the "TERMINATION DATE").

               10.1.3 Either party may terminate this Agreement at any time prior to the Closing if the other party has committed a material breach of (a) any of its representations and warranties under Section 3 or 4 of this Agreement, as applicable; or (b) any of its covenants under Sections 5 or 6 of this Agreement, as applicable, and has not cured such material breach prior to the earlier of (i) the Closing or (ii) 30 days after the party seeking to terminate this Agreement has given the other party written notice of its intention to terminate this Agreement pursuant to this Section 10.1.3.

        10.2 At the Closing. At the Closing, this Agreement may be terminated and abandoned:

               10.2.1 By Concur, if any of the conditions precedent to Concur's obligations set forth in Article 9 above have not been fulfilled or waived on or prior to the Termination Date;

               10.2.2 By the Company, if any of the conditions precedent to the Company's obligations set forth in Article 8 above have not been fulfilled or waived on or prior to the Termination Date.

        Any termination of this Agreement under this Section 10.2 will be effective by the delivery of notice of the terminating party to the other party hereto.

        10.3 No Liability. Any termination of this Agreement in accordance with this Section 10 will be without further obligation or liability upon any party in favor of the other party hereto other than the obligations provided in the Confidentiality Agreement (except for any obligation of Concur under Section
12.7 to pay any filing fee for the Company's HSR filing); provided, however, that nothing herein will limit the obligation of the Company and Concur to use their best efforts to cause the Merger to be consummated.

                                   ARTICLE 11
                  SURVIVAL OF REPRESENTATIONS, INDEMNIFICATION
                       AND REMEDIES, CONTINUING COVENANTS

        11.1 Survival of Representations. After the Closing, all representations and warranties of the Company and Concur contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of Concur or the Company, as applicable, until that date (the "ESCROW RELEASE DATE") which is the earlier of (i) the termination of this Agreement, (ii) the first anniversary of the Closing Date or (iii) the date on which the first audited financial statements of the combined corporation, together with a report thereon from Concur's independent auditors, are first released to the public. After the Closing, those covenants contained in this Agreement which by their terms are to be performed after the Closing will continue until fully performed.

        11.2 Agreement to Indemnify. The Company will indemnify and hold harmless Concur and the Surviving Corporation and their respective officers, directors, agents, and employees, and each person who controls or may control Concur or the Surviving Corporation within the meaning of the Securities Act and who suffers Damages (as defined below) in the capacity as such controlling person (each of Concur, the Surviving Corporation and each such officer, director, agent, employee and controlling person is hereinafter referred to individually as an "INDEMNIFIED PERSON" and collectively as "INDEMNIFIED PERSONS") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, demonstrable damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "DAMAGES") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by the Company in this Agreement or in the Company Disclosure Letter or any certificate delivered by or on behalf of the Company pursuant hereto, (if such inaccuracy, misrepresentation, breach or default existed at the Closing Date). Any claim of indemnity made by an Indemnified Person under this Section 11.2 must be raised in a writing delivered to the Representative and the Escrow Agent by no later than the Escrow Release Date. As used herein, the term "Damages" will not include any overhead costs of Concur personnel and the amount of Damages incurred by any Indemnified Person will be reduced by the amount of any insurance proceeds actually received by such Indemnified Person on account of such Damages and the amount of any direct tax savings actually recognized by such Indemnified Person that are directly attributable to such Damages, but will include any reasonable costs or expenses incurred by such Indemnified Person to recover such insurance proceeds or to obtain such tax savings. The Indemnified Persons will use reasonable efforts to mitigate their Damages.

        11.3 Limitation. Notwithstanding anything herein to the contrary, in seeking indemnification for Damages under Section 11.2, the Indemnified Persons will exercise their remedies with respect to the Escrow Shares and any other assets deposited in escrow pursuant to the Escrow Agreement. Except for intentional fraudulent conduct or other willful misconduct: (i) no Company Stockholder will have any liability to an Indemnified Person under Section 11.2 of this Agreement except to the extent of such Company Stockholder's portion of the Escrow Shares and any other assets deposited under the Escrow Agreement and
(ii) the remedies set forth in this Section 11.3 will be the exclusive remedies of Concur and the other Indemnified Persons under Section 11.2 of this Agreement against any Company Stockholder for any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by the Company in this Agreement or in any certificate, document or instrument delivered by or on behalf of the Company pursuant hereto. The indemnification provided for in Section 11.2, and the limitation of liability provided for in the immediately preceding sentence, shall not apply to any breach of any covenants or representations made by a Company Stockholder in a Company Affiliate Agreement or Company Stockholder Consent. In addition, the indemnification provided for in Section 11.2 shall not apply unless and until the aggregate Damages for which one or more Indemnified Persons seeks or has sought indemnification hereunder exceeds a cumulative aggregate of $500,000 (the "Basket"), in which event the Company shall, subject to the foregoing limitations, be liable to indemnify the Indemnified Persons for all Damages. The limitations on the indemnification obligations set forth in this Section 11.3 shall not be applicable to Misconduct Damages (as defined below). As used herein, "MISCONDUCT DAMAGES" means Damages resulting from fraud or fraudulent conduct.

        11.4 Notice. Promptly after Concur becomes aware of the existence of any potential claim by an Indemnified Person for indemnity under Section 11.2, Concur will notify the Representative of such potential claim in accordance with the Escrow Agreement. Failure of Concur to give such notice will not affect any rights or remedies of an Indemnified Party hereunder with respect to indemnification for Damages except to the extent the Company Stockholders or Optionholders are materially prejudiced thereby. Prior to the settlement of any claim for which Concur seeks indemnity under Section 11.2, Concur will provide the Representative with the terms of the proposed settlement and a reasonable opportunity to comment on such terms in accordance with the Escrow Agreement.

                                   ARTICLE 12
                                  MISCELLANEOUS

        12.1 Governing Law; Forum Selection. The internal laws of the State of Delaware (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. Any action or proceeding of any kind or nature with respect to or arising under this Agreement or any agreement entered into under this Agreement and referred to herein shall be brought only in the federal or state courts located within the State of California or the State of Washington, and the parties hereto consent to the jurisdiction of such courts with respect to any such action or proceeding.

        12.2 Assignment; Binding Upon Successors and Assigns. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        12.3 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

        12.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of both parties reflected hereon as signatories.

        12.5 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

        12.6 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. The Agreement may be amended by the parties hereto at any time before or after approval of the stockholders of the Company, but, after such approval, no amendment will be made which by applicable law requires the further approval of the stockholders of the Company without obtaining such further approval. At any time prior to the Effective Time, each of the Company and Concur, by action taken by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other; (b) waive any inaccuracies in the representations and warranties made to it contained herein or in any document delivered pursuant hereto; and (c) waive compliance with any of the agreements or conditions for its benefit contained herein. No such waiver or extension will be effective unless signed in writing by the party against whom such waiver or extension is asserted. The failure of any party to enforce any of the provisions hereof will not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

        12.7 Expenses. Each party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby, provided, however, that Concur will reimburse the Company for any filing fee required to be paid by the Company in connection with the Company's HSR Act filing, unless the Merger is not consummated as a result of any action or failure to act of the Company.

        12.8 Attorneys' Fees. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

        12.9 Notices. All notices and other communications required or permitted under this Agreement will be in writing and will be either hand delivered in person, sent by telecopier, sent by certified or registered first class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications will be effective upon receipt if hand delivered or sent by telecopier, five days after mailing if sent by mail, and one day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section:

               If to Concur:

                      Concur Technologies, Inc.
                      6222 185th Avenue NE
                      Redmond, WA 98052
                      Attention:  Sterling R. Wilson,
                      Chief Financial Officer and Vice President of Operations Fax Number: (425) 497 6988

               with a copy to:

                      Fenwick & West, LLP
                      Two Palo Alto Square, Suite 800
                      Palo Alto, CA  94306
                      Attention:  Matthew P. Quilter
                      Fax Number:  (650) 494-1417

               If to the Company:

                      Seeker Software, Inc.
                      2101 Webster Street, Suite 1600
                      Oakland, CA  94612
                      Attention:  Robert K. Reid,
                      Chief Executive Officer
                      Fax Number:  (510) 433-9329


               with a copy to:

                      Morrison & Foerster LLP
                      755 Page Mill Road
                      Palo Alto, CA  94304
                      Attention:  Michael Phillips
                      Fax Number:  (650) 494-0792


or to such other address as a party may have furnished to the other parties in writing pursuant to this Section 12.9.

        12.10 Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section or an exhibit will mean a Section in, or exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

        12.11 No Joint Venture. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other and their status is, and at all times will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

        12.12 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

        12.13 Absence of Third Party Beneficiary Rights. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, partner or any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement.

        12.14 Public Announcement. Upon the Closing, Concur and the Company will issue a press release approved by both parties announcing the Merger. Concur may issue such earlier or other press releases, and make such other disclosures regarding the Merger, as it determines are required under applicable securities laws or regulatory rules. Prior to the publication of such press release (unless this Agreement has been terminated, neither party will make any public announcement relating to this Agreement or the transactions contemplated hereby and the Company will use its reasonable efforts to prevent any trading in Concur Common Stock by its officers, directors, employees, stockholders and agents.

        12.15 Confidentiality. The Company and Concur each confirm that they have entered into a nondisclosure agreement and that they are each bound by, and will abide by, the provisions of such agreement (except that Concur will cease to be bound by the agreement after the Merger becomes effective). If this Agreement is terminated, all copies of documents containing confidential information of a disclosing party will be returned by the receiving party to the disclosing party or be destroyed, as provided in the nondisclosure agreement.

        12.16 Entire Agreement. This Agreement and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto other than the Confidentiality Agreement. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CONCUR TECHNOLOGIES, INC.                   SEEKER SOFTWARE, INC.



By: /s/ STERLING WILSON                     By: /s/ ROBERT K. REID
   --------------------------------            ---------------------------------
Its: EVP, OPERATIONS, CFO                   Its: PRESIDENT AND CEO
    -------------------------------             --------------------------------


CONSTAR ACQUISITION CORP.



By: /s/ STERLING WILSON
   --------------------------------
Its: EVP, OPERATIONS, CFO
    -------------------------------



            [SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION]

                                LIST OF EXHIBITS


Exhibit A    Shelf Registration Agreement
Exhibit B    Amended and Restated Registration Rights Agreement
Exhibit C    Escrow Agreement
Exhibit D    Forms of Tax Representation Certificates
Exhibit E    Company Stockholder Consent
Exhibit F    Company Affiliate Agreement
Exhibit G    Company Financial Statements
Exhibit H    Matters to be covered in the opinion of Fenwick & West, LLP
Exhibit I    Matters to be covered in the opinion of Morrison & Foerster LLP

                                                                     EXHIBIT D-1

                  TAX CERTIFICATE OF CONCUR TECHNOLOGIES, INC.
                                       AND
                            CONSTAR ACQUISITION CORP.

                                  MAY 31, 1999



Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304

Fenwick & West LLP
Two Palo Alto Square
Palo Alto, California 94306


               The undersigned officers of Concur Technologies, Inc., a Delaware corporation ("CONCUR"), and ConStar Acquisition Corp., a Delaware corporation that is a wholly-owned subsidiary of Concur ("MERGER SUB"), on behalf of Concur and Merger Sub, respectively, after consulting with legal counsel and financial auditors regarding the meaning of and the factual support for the following representations, hereby represent, in connection with the proposed merger of Merger Sub with and into Seeker Software Inc., a Delaware corporation ("SEEKER"), with Seeker surviving the merger (the "MERGER"), all pursuant the Agreement and Plan of Reorganization by and among Concur, Seeker, and Merger Sub, dated as of May 26, 1999, and exhibits thereto (collectively, the "AGREEMENT"),(1) that the following facts are now true, and will continue to be true as of the Closing Date and Effective Time for the Merger, and thereafter as relevant:

        1. Merger Sub is a newly-formed corporation that was created for the sole purpose of facilitating Concur's acquisition of Seeker. It has not conducted and is not conducting any business activities and has no significant assets.

        2. Following the Merger, Seeker will hold at least 90% of the fair market value of Merger Sub's net assets, and at least 70% of the fair market value of Merger Sub's gross assets, as held immediately prior to the Merger, and, to the knowledge of Concur, at least 90% of the fair market value of Seeker's net assets and at least 70% of the fair market value of the gross assets held by Seeker immediately prior to the Merger. For purposes of this representation, assets of Merger Sub or Seeker held immediately prior to the Merger include amounts paid or incurred by Merger Sub or Seeker in connection with the Merger, including amounts used to pay reorganization expenses, and all payments, redemptions and distributions (except for regular, normal dividends) made by Seeker contemporaneously with, in contemplation of, or as part of the Merger.

        3. Prior to the Merger, Concur will be in Control of Merger Sub. As used herein, "CONTROL" shall mean ownership of stock possessing at least 80% of the total combined voting

--------
(1) Unless otherwise indicated, all capitalized terms shall have the meaning defined in the Agreement.

power of all classes of stock entitled to vote and at least 80% of the total number of shares of each other class of stock of the corporation. For purposes of determining Control, a person shall not be considered to own voting stock if rights to vote such stock (or to restrict or otherwise control the voting of such stock) are held by a third party (including a voting trust) other than an agent of such person.

        4. Concur will acquire Control of Seeker in the Merger solely in exchange for Concur voting common stock. For purposes of this representation, any purchases of Seeker stock exchanged for cash or other property originating with Concur will be treated as outstanding Seeker stock at the Effective Time.

        5. Concur has no plan or intention to cause Seeker to issue, after the Merger, additional shares of stock (or rights to acquire shares of Seeker stock) that would result in Concur losing Control of Seeker.

        6. Concur has no plan or intention (a "PLAN") directly or indirectly (through one or more related parties) to engage in any Purchases (as defined below) of any of its voting common stock issued in the Merger. For this purpose, the principles and definitions set forth in subparagraph (a)-(c) below shall be applicable.

               (a) "Purchases" shall be limited to any sale, exchange, transfer, pledge, disposition or any other transaction that results in a direct or indirect transfer of the risk of ownership to Concur, any person related to Concur, Seeker, or any person related to Seeker.

               (b) The determination of whether a person is related to Concur and/or Seeker shall be made in accordance with Treas. Reg. Section 1.368-1(e)(3).

               (c) Shares of Seeker stock with respect to which Purchases occur or have occurred during the pre-Merger Period shall be considered shares of Seeker stock that are outstanding immediately prior to the Merger, are exchanged for Concur stock in the Merger and are then disposed of in Purchases pursuant to a Plan.


        7. Concur does not have a stock repurchase program in effect and has no plan or intention to adopt any such program in connection with the Merger.


        8. Except for transfers described in Section 368(a)(2)(C) of the 1986 Internal Revenue Code, as amended (the "CODE") or Treas. Reg. Section 1.368-2(k)(2), Concur has no plan or intention to: (i) cause Seeker to sell, transfer or otherwise dispose of any of its assets or of any of the assets acquired from Merger Sub except for dispositions made in the ordinary course of business or for the payment of expenses incurred by Seeker in the Merger; (ii) liquidate Seeker; (iii) merge Seeker with or into another corporation including Concur or its affiliates; or (iv) sell, distribute or otherwise dispose of the stock of Seeker.

        9. At the Effective Time, Merger Sub's liabilities will not exceed the tax basis of its assets.

        10. Concur intends that, following the Merger, Seeker will continue its historic business or Seeker will use a significant portion of Seeker's historic business assets in a business. For this purpose, Seeker shall be treated as continuing the business and holding the assets of related entities, as described in Treas. Reg. Section 1.368-1(d)(4).

        11. Neither Concur nor any Concur subsidiary owns, or has owned during the past five years, directly or indirectly, any shares of Seeker stock, or the right to acquire or vote any such stock.

        12. No shareholder of Seeker is acting as agent for Concur in connection with the Merger or approval thereof, and Concur will not reimburse any Seeker shareholder for Seeker stock such shareholder may have purchased or for other obligations such shareholder may have incurred.

        13. The transfer of cash to Seeker shareholders in lieu of fractional Concur voting common stock shares, if any, is solely for the purpose of avoiding the expense and inconvenience to Concur of accounting for fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to holders of Seeker stock in lieu of issuing fractional shares will not exceed 1% of the total consideration to be issued in the Merger. The fractional share interests of each holder of Seeker stock will be aggregated and, to the knowledge of Concur, no holder of Seeker stock will receive cash in an amount equal to or greater in value than one full share of Concur stock.

        14. Except with respect to payments of cash in lieu of fractional shares of Concur voting common stock and cash paid for Seeker dissenting shares, if any, 100% of the Seeker stock outstanding immediately prior to the Merger will be exchanged solely for Concur voting common stock. Thus, except as set forth in the preceding sentence, Merger Sub and Concur intend that no consideration other than Concur voting common stock be paid or received (directly or indirectly, actually or constructively) for Seeker stock.

        15. The total fair market value of all consideration other than Concur voting common stock received by Seeker shareholders in exchange for their Seeker stock in the Merger (including, without limitation, cash paid to Seeker shareholders in lieu of fractional shares of Concur voting common stock and cash for Seeker Dissenting Shares) will be less than [10%] of the aggregate fair market value of Seeker stock outstanding immediately prior to the Merger.

        16. No shares of Merger Sub have been or will be used as consideration or issued to shareholders of Seeker in the Merger.

        17. Concur, Merger Sub, Seeker and the Seeker shareholders will each pay its or their own expenses in connection with the Merger as contemplated by the Agreement, except as otherwise provided in the Agreement; provided, however, that to the extent any expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. Section 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the incurring party, such expenses will be within the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

        18. There is no intercorporate indebtedness existing between Concur and Seeker or between Merger Sub and Seeker that was issued, acquired, or will be settled at a discount, and Concur will assume no liabilities of Seeker or any Seeker shareholder in connection with the Merger.

        19. None of the payments to be received by any shareholder-employee of Seeker which are designated as compensation are actually separate consideration for, or allocable to, any of their shares of Seeker stock; and the compensation to be paid to any shareholder of Seeker will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

        20. The Merger is being undertaken for a valid non-tax business purpose. The Merger will be carried out strictly in accordance with the Agreement, and none of the material terms and conditions thereof have been or will be waived or modified.

        21. The consideration to be received in the Merger by holders of Seeker stock was determined by arm's-length negotiations between the managements of Concur and Seeker.

        22. There are no other agreements, arrangements or understandings among any of Concur, Merger Sub, Seeker and/or any of their subsidiaries, affiliates or shareholders other than those described or referenced in the Agreement.

        23. Concur will not take any position on any federal, state or local income or franchise tax return, or take any tax reporting position, that is inconsistent with the treatment of the Merger as a "reorganization" within the meaning of section 368(a) of the Code unless otherwise required by a "determination" (as defined in section 1313(a)(1) of the Code) or by applicable state or local income or franchise tax law.

        24. Concur and Merger Sub are authorized to make all of the representations set forth herein, and the undersigned are authorized to execute this certificate on behalf of Concur and Merger Sub.

        The undersigned recognize that counsel to and auditors for Seeker and counsel to and auditors for Concur and Merger Sub will rely upon the foregoing representations in evaluating the US federal income tax consequences of the Merger. If, prior to the Effective Time, any of the representations set forth herein cease to be accurate in any material respect, the undersigned agree to deliver immediately a written notice to that effect. The undersigned recognize that your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinions.


                            CONCUR TECHNOLOGIES, INC.,
                            a Delaware corporation


                            By /s/ S. STEVEN SINGH
                              -----------------------------------
                                   S. Steven Singh
                                   President and Chief Executive Officer


                            By /s/ STERLING R. WILSON
                              -----------------------------------
                                    Sterling R. Wilson
                                    Chief Financial Officer

                            CONSTAR ACQUISITION CORP.
                            a Delaware corporation


                            By /s/ S. STEVEN SINGH
                              -----------------------------------
                                   S. Steven Singh
                                   President and Chief Executive Officer


                            By /s/ STERLING R. WILSON
                              -----------------------------------
                                    Sterling R. Wilson
                                    Chief Financial Officer

                                                                     EXHIBIT D-2

                    TAX CERTIFICATE OF SEEKER SOFTWARE, INC.

                                  MAY 31, 1999



Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304

Fenwick & West LLP
Two Palo Alto Square
Palo Alto, California 94306


               The undersigned Seeker Software Inc., a Delaware corporation ("SEEKER"), after consulting with legal counsel and financial auditors regarding the meaning of and the factual support for the following representations, hereby represents, in connection with the proposed merger of ConStar Acquisition Corp., a Delaware corporation ("MERGER SUB") and a wholly-owned subsidiary of Concur Technologies, Inc., a Delaware corporation ("CONCUR"), with and into Seeker, with Seeker surviving the merger (the "MERGER"), all pursuant to the Agreement and Plan of Reorganization by and among Concur, Seeker, and Merger Sub, dated as of May 26, 1999, and exhibits thereto (collectively, the "AGREEMENT"),(1) that the following facts are now true, and will continue to be true as of the Closing Date and Effective Time for the Merger, and thereafter as relevant:

        1. Following the transaction, Seeker will hold at least 90% of the fair market value of its net assets, at least 70% of the fair market value of its gross assets, at least 90% of the fair market value of Merger Sub's net assets, and at least 70% of the fair market value of Merger Sub's gross assets, as held immediately prior to the transaction. For purposes of this representation, assets of Merger Sub or Seeker held immediately prior to the Merger include amounts paid or incurred by Merger Sub or Seeker in connection with the Merger, including amounts used to pay reorganization expenses, and all payments, redemptions and distributions (except for regular, normal dividends) made by Seeker contemporaneously with, in contemplation of, or as part of the Merger.

        2. Seeker has made no transfer of any of its assets (including any distribution of assets with respect to, or in redemption of, stock) in contemplation of the Merger or during the Pre-Merger Period other than (i) in the ordinary course of business, and (ii) payments for expenses incurred in connection with the Merger.

        3. In the Merger, shares of Seeker stock representing Control of Seeker will be exchanged solely for voting common stock of Concur; upon completion of the Merger, there will exist no rights of any kind (including without limitation warrants, options, convertible securities, contingent rights, informal or unwritten rights) to acquire Seeker stock or to vote (or restrict or


--------
(1) Unless otherwise indicated, all capitalized terms shall have the meaning defined in the Agreement.

otherwise control the vote of) Seeker stock which, if exercised, could affect Concur's acquisition and retention of Control of Seeker. For purposes of this representation, shares of Seeker stock exchanged for cash or other property originating with Concur will be treated as Seeker stock outstanding on the date of the Merger but not exchanged for voting common stock of Concur. As used herein, the term "CONTROL" shall mean ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of each other class of stock of the corporation. For purposes of determining Control, a person shall not be considered to own voting stock if rights to vote such stock (or to restrict or otherwise control the voting of such stock) are held by a third party (including a voting trust) other than an agent of such person.

        4. At the Effective Time of the Merger, there will be no accrued but unpaid dividends on shares of Seeker stock.

        5. At the Effective Time of the Merger, the fair market value of Seeker's assets will exceed the sum of its liabilities, plus the amount of liabilities, if any, to which the assets are subject.

        6. The total fair market value of all consideration other than Concur voting common stock received by Seeker shareholders in exchange for their Seeker stock in the Merger (including, without limitation, cash paid to Seeker shareholders in lieu of fractional shares of Concur voting common stock) will be less than 10% of the aggregate fair market value of Seeker stock outstanding immediately prior to the Merger.

        7. Seeker has no obligation, understanding, agreement or intention to issue additional shares of stock after the Merger that would result in Concur losing Control of Seeker.

        8. To the best of Seeker's knowledge and belief, following the Merger, Concur will continue Seeker's historic business or use a significant portion of Seeker's historic business assets in a business. For this purpose, Concur shall be treated as continuing the business and holding the assets of related entities, as described in Treas. Reg. Section 1.368-1(d)(4).

        9. Seeker has no plan or intention, and is under no obligation, to discontinue its business, to sell or otherwise dispose of any of its assets or of any of the assets acquired from Merger Sub in the Merger except for dispositions made in the ordinary course of business, the payment of expenses incurred by Seeker pursuant to the Merger, or transfers of assets to a corporation controlled by Seeker, as described in Section 368(a)(2)(c) of the 1986 Internal Revenue Code, as amended (the "CODE"), and Treas. Reg. Section 1.368-2(k).

        10. Seeker has no knowledge of any plan or intention of Concur to reacquire any of its stock issued pursuant to the Merger.

        11. The transfer of cash to Seeker shareholders in lieu of fractional Concur voting common stock shares, if any, is solely for the purpose of avoiding the expense and inconvenience to Concur of accounting for fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the Merger to holders of Seeker stock in lieu of issuing fractional shares will not exceed 1% of the total consideration to be issued in the Merger. The fractional share interests of each holder of Seeker stock will be aggregated and, to the knowledge of Concur, no holder of Seeker stock will receive cash in an amount equal to or greater in value than one full share of Concur stock.

        12. Except with respect to payments of cash to Seeker shareholders in lieu of fractional shares of Concur voting common stock and cash paid for Seeker Dissenting Shares, if any, or as otherwise provided in the Agreement, 100% of the Seeker stock outstanding immediately prior to the Merger will be exchanged solely for Concur voting common stock. Thus, except as set forth in the preceding sentence, Seeker intends that no consideration other than Concur voting common stock be paid or received (directly or indirectly, actually or constructively) for Seeker stock.

        13. Concur, Merger Sub, Seeker and the Seeker shareholders will each pay its or their own expenses in connection with the Merger as contemplated by the Agreement, except as otherwise provided in the Agreement; provided, however, that to the extent any expenses relating to the Merger (or the "plan of reorganization" within the meaning of Treas. Reg. Section 1.368-1(c) with respect to the Merger) are funded directly or indirectly by a party other than the incurring party, such expenses will be within the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

        14. There is no intercorporate indebtedness existing between Concur and Seeker or between Merger Sub and Seeker that was issued, acquired, or will be settled at a discount, and to the best knowledge of the management of Seeker, Concur will assume no liabilities of Seeker or any Seeker shareholder in connection with the Merger.

        15. None of the payments received by any shareholder-employee of Seeker which have been designated as compensation are actually separate consideration for, or allocable to, any of their shares of Seeker stock; and the compensation paid to any shareholder of Seeker will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's length for similar services.

        16. Seeker is not a regulated investment company, a real estate investment trust, or a corporation 50% or more of the value of whose total assets are stock and securities and 80% or more of the value of whose total assets are assets held for investment. In making the 50% and 80% determinations under the preceding sentence, stock and securities in any subsidiary corporation shall be disregarded and the parent corporation shall be deemed to own its ratable share of the subsidiary's assets, and a corporation shall be considered a subsidiary if the parent owns 50% or more of the combined voting power of all classes of stock entitled to vote, or 50% or more of the total value of shares of all classes of stock outstanding. In addition, for purposes of this representation, in determining total assets there shall be excluded cash and cash items (including receivables), Government securities and assets acquired (through incurring indebtedness or otherwise) for purposes of ceasing to be a company described in the first sentence of this representation.

        17. Seeker is not under the jurisdiction of a court in a title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code.

        18. The Merger is being undertaken for a valid non-tax business purpose. The Merger will be carried out strictly in accordance with the Agreement, and none of the material terms and conditions thereof have been or will be waived or modified.

        19. The consideration to be received in the Merger by holders of Seeker stock was determined by arm's-length negotiations between the managements of Concur and Seeker.

        20. There are no other agreements, arrangements or understandings among any of Concur, Merger Sub, Seeker and/or any of their subsidiaries, affiliates or shareholders other than those described or referenced in the Agreement.

        21. Seeker will not take any position on any federal, state or local income or franchise tax return, or take any tax reporting position, that is inconsistent with the treatment of the Merger as a "reorganization" within the meaning of section 368(a) of the Code unless otherwise required by a "determination" (as defined in section 1313(a)(1) of the Code) or by applicable state or local income or franchise tax law.

        22. Seeker is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Seeker.

               The undersigned recognizes that counsel to and auditors for Seeker and counsel to and auditors for Concur and Merger Sub will rely upon the foregoing representations in evaluating the federal income tax consequences of the Merger. If, prior to the Effective Time, any of the representations set forth herein cease to be accurate in any material respect, the undersigned agrees to deliver immediately a written notice to that effect. The undersigned recognizes that your opinions will not address any tax consequences of the Merger or any action taken in connection therewith except as expressly set forth in such opinions.

                               SEEKER SOFTWARE, INC.,
                               a Delaware corporation


                               By /s/ ROBERT K. REID
                                  -----------------------------------
                               DATE: 5/31/99
                                    ---------------------------------


                               By /s/ DAVID HANSON
                                  -----------------------------------
                               DATE: 5/31/99
                                    ---------------------------------

                        STOCKHOLDER AGREEMENT AND CONSENT

        The undersigned ("STOCKHOLDER") stockholder of Seeker Software, Inc., a Delaware corporation (the "COMPANY"), hereby delivers to the Company this Agreement and Consent of Stockholder (this "CONSENT"), effective as of May 26, 1999 (the "EFFECTIVE DATE") or, if later, the date on which this Consent is delivered to the Company.

1. CONSENT TO MERGER. Stockholder hereby consents to and approves the adoption of the following resolutions, without a meeting, pursuant to Section 228 of the Delaware General Corporation Law and the Bylaws of the Company, effective as of the Effective Date (this Consent applies to all Stockholder's shares of capital stock of the Company (the "SHARES"):

        WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and the Company's stockholders that the Company be acquired by Concur Technologies, Inc., a Delaware corporation ("CONCUR"), in a merger (the "MERGER") whereby a wholly-owned subsidiary of Concur ("SUB") merges into the Company so that the Company becomes a wholly-owned subsidiary of Concur, pursuant to an Agreement and Plan of Reorganization (the "PLAN") among Concur, Sub and the Company, the Escrow Agreement provided for in the Plan (the "ESCROW AGREEMENT") and the other agreements to be entered into by the Company pursuant to the Plan (the "RELATED AGREEMENTS");

        RESOLVED, that the Merger, the Plan, the Escrow Agreement and the Related Agreements, each in substantially the form provided to me with such changes as the Company's Chief Executive Officer may approve, are hereby approved.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. As a material inducement and consideration for Concur to execute and enter into the Plan, Stockholder hereby represents, warrants and covenants to Concur as follows:

        Knowledge and Experience. Stockholder, either alone or with Stockholder's purchaser representative (the "PURCHASER REPRESENTATIVE"), if any, has such knowledge and experience in financial and business matters that Stockholder is capable of evaluating the risks and merits of the Merger and the conversion in the Merger of Stockholder's shares of capital stock of the Company into shares of Common Stock of Concur and the conversion in the Merger of any stock options Stockholder may have (to purchase shares of the Company's capital stock) into options to purchase Concur Common Stock (the "CONCUR OPTIONS"), on the terms and conditions set forth in the Plan, the Escrow Agreement and the Merger. (The shares of Concur Common Stock that Stockholder acquires in the Merger, or upon exercise of any Concur Options, are referred to as the "RESTRICTED SECURITIES.")

        Awareness. Stockholder acknowledges that the Restricted Securities involve a degree of risk and is aware of the lack of liquidity of the Restricted Securities. Stockholder or the Purchaser Representative, if any, appreciates the financial hazards involved in acquiring the Restricted Securities.

        Information. Stockholder acknowledges that Stockholder and the Purchaser Representative, if any, have received copies of the Plan, its exhibits and related documents, copies of documents regarding Concur (including a prospectus for Concur's April 1999 public offering and Concur's report for the quarter ended March 31, 1999) and copies of documents regarding the Company (including documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        ADVANCED TECHNOLOGY VENTURES IV, L.P.

                                        By:   /s/ Steven Baloff
                                              ----------------------------------
                                        Name:

                                        Date: 5-25-99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Janet Alvies
                                        ----------------------------------------
                                        Janet Alvies

                                        Date: May 29, 1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Nan Ayers
                                        ----------------------------------------
                                        Nan Ayers

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Baharak Bavand
                                        ----------------------------------------
                                        Baharak Bavand

                                        Date: 5/28/1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Jon T. Blankmeyer
                                        ----------------------------------------
                                        Jon T. Blankmeyer

                                        Date: 5/25/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        BLANKMEYER FAMILY TRUST U/T/D
                                        DATED FEBRUARY 18, 1993

                                        /s/ Jon T. Blankmeyer
                                        ----------------------------------------
                                        Name: Jon T. Blankmeyer, Trustee

                                        Date: 5/25/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        BRENTWOOD AFFILIATES FUND, L.P.
                                        By:   Brentwood VII Ventures, L.P.
                                        By:   /s/ Jeffrey Brody
                                              ----------------------------------
                                        Name:

                                        Date:
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

         Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Jeffrey Brody
                                        ----------------------------------------
                                        Name: Brentwood Associates VII, L.P.

                                        Date: 5-25-99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ William A. Champion, Jr.
                                        ----------------------------------------
                                        William Champion

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ P. Chouraki
                                        ----------------------------------------
                                        Name: Philippe Chouraki

                                        Date: 5/25/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ John Cuellar
                                        ----------------------------------------
                                        John Cuellar

                                        Date: 5/30/1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        Adele H. Deverell Irrevocable Trust

                                        /s/   Michael G. Deverell
                                        ----------------------------------------
                                        Name: Michael G. Deverell Trustee

                                        Date: 25 May 99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        Deverell Family Revocable Trust

                                        /s/   Michael Deverell
                                        ----------------------------------------
                                        Name: Michael G. Deverell Trustee

                                        Date: 25 May 99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Gary Durbin
                                        ----------------------------------------
                                        Gary Durbin

                                        Date: May 26, 1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Gary Durbin
                                        ----------------------------------------
                                        Name: Gary Durbin, Trustee Gary &
                                        Loretta Durbin Trust

                                        Date: May 26, 1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Nathan Durbin
                                        ----------------------------------------
                                        Nathan Durbin

                                        Date: 5/28/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Samantha Durbin
                                        ----------------------------------------
                                        Samantha Durbin

                                        Date: 5/26/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Tadish Durbin
                                        ----------------------------------------
                                        Tadish Durbin

                                        Date: 5-28-99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Patrick Flanigan
                                        ----------------------------------------
                                        Patrick Flanigan

                                        Date: 5/28/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Umang Gupta
                                        ----------------------------------------
                                        Umang Gupta

                                        Date: May 28, 1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        Kevin G. Hall Revocable Trust

                                        By:   /s/ Kevin G. Hall
                                              ----------------------------------
                                        Name:

                                        Date:
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Dave Hanson
                                        ----------------------------------------
                                        Name:

                                        Date: 5/26/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

INFORMATION TECHNOLOGY VENTURES, L.P.,        STOCKHOLDER
a California limited partnership

                                              ----------------------------------
By:    ITV MANAGEMENT, LLC                    Name:
       a California limited liability
       company

Title: General Partner                        Date: 5/25/99
By:    /s/ Sam H. Lee                               ----------------------------
       ---------------------------------
       Sam H. Lee
Title: Principal Member
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.


        This consent is executed by Stockholder as of the date below.

ITV AFFILIATES FUND, L.P.,                    STOCKHOLDER
a California limited partnership

                                              ----------------------------------
By:    ITV MANAGEMENT, LLC                    Name:
       a California limited liability
       company

Title: General Partner                        Date: 5/25/99
By:    /s/ Sam H. Lee                               ----------------------------
       ---------------------------------
       Sam H. Lee
Title: Principal Member
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Eric W. Kiebler
                                        ----------------------------------------
                                        Eric Kiebler

                                        Date: May 30, 1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Susan Macleod
                                        ----------------------------------------
                                        Susan Macleod

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Nancy H. McCune
                                        ----------------------------------------
                                        Nancy McCune

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Deepak Natarajan
                                        ----------------------------------------
                                        Deepak Natarajan

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER
                                        NORWEST VENTURE PARTNERS VII, L.
                                        By: ITASCA Partners VII, LLP
                                        /s/ Kevin G. Hall
                                        ----------------------------------------
                                        Name:

                                        Date:
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Carrie Pedraza
                                        ----------------------------------------
                                        Carrie Pedraza

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Michael C. Phillips
                                        ----------------------------------------
                                        Name: Michael C. Phillips

                                        Date: 5/26/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        PLATINUM VENTURE PARTNERS II, L.P.

                                        /s/   Bryan Kennedy
                                        ----------------------------------------
                                        By:   Bryan Kennedy
                                              ----------------------------------
                                        Its:  Partner
                                              ----------------------------------
                                        Date: 5-24-99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Mark Potenzone
                                        ----------------------------------------
                                        Mark Potenzone

                                        Date: 5/30/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Jeff Saenger
                                        ----------------------------------------
                                        Name:

                                        Date: 5/26/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Jerome E. Stanton
                                        ----------------------------------------
                                        Name:

                                        Date: May 25, 1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Linda Villers
                                        ----------------------------------------
                                        Linda Villers

                                        Date: 5/28/1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Deanna Wargowski
                                        ----------------------------------------
                                        Deanna Wargowski

                                        Date: 5/29/99
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Murray Warner
                                        ----------------------------------------
                                        Murray Warner

                                        Date:
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Patrick Welsh
                                        ----------------------------------------
                                        Patrick Welsh

                                        Date: 5-30-1999
                                              ----------------------------------
documents describing its business, management and other matters, its financial statements and other documents) and have had the opportunity to obtain such additional information (including the opportunity to ask questions of, and receive answers from, the Company and Concur) that Stockholder or the Purchaser Representative, if any, considers pertinent in connection with executing this Consent.

        Purpose. Stockholder will acquire the Restricted Securities for Stockholder's own account only and not with a view to, or for resale in connection with, any unlawful "distribution" thereof within the meaning of the Securities Act of 1933.

        Changes. Stockholder covenants (a) to vote the Shares (and any other of capital stock of the Company that Stockholder may hereafter acquire) against approval of any proposal made in opposition to or in competition with consummation of the Merger and against any other proposal for any action by the Company that would be in conflict, or inconsistent with, the Merger or the Plan and (b) not to revoke this Consent.

        No Transfer Before Merger. In addition to the restrictions on transfer under the securities laws, Stockholder agrees not to transfer, pledge or otherwise dispose of or encumber the Shares, or to make any offer or agreement relating to any Shares, at any time prior to the Merger (unless and until the Plan is terminated before then in accordance with its terms) and, if Stockholder has entered into a Company Affiliate Agreement, only in compliance with that agreement.

        Post-Merger Resale Restrictions. In addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Shareholder's public resales of the Restricted Securities for a period of at least one year (or in some cases two years) after the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Restricted Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer.

        Escrow. Stockholder agrees to the Escrow Agreement, to having a portion of the Restricted Securities placed in escrow as provided therein and to the appointment of Gary Durbin, Robert Reid and Jon Blankmeyer as such Stockholder's Representatives thereunder.

        Representations and Warranties. Stockholder will have good, valid and marketable title to the Shares at the Effective Date, free and clear of all liens, claims and encumbrances, and agrees to indemnify Concur, its officers, directors and stockholders if Stockholder does not have such title. Stockholder has no knowledge that any representation or warranty of the Company in Article 3 of the Plan is false or, by failing to disclose a material fact, is misleading.

        This consent is executed by Stockholder as of the date below.

                                        STOCKHOLDER

                                        /s/ Jan L. Wesemann
                                        ----------------------------------------
                                        Name:

                                        Date: 5-25-99
                                              ----------------------------------

                                                                       EXHIBIT F

                           COMPANY AFFILIATE AGREEMENT



        This Affiliate Agreement (this "AGREEMENT") dated as of May 26, 1999 (the "EFFECTIVE DATE") is among Seeker Software, Inc. a Delaware corporation (the "COMPANY"), Concur Technologies, Inc., a Delaware corporation ("CONCUR"), and the stockholder of the Company who executes this Agreement below ("STOCKHOLDER").

                                 R E C I T A L S

        A. This Agreement is entered into pursuant to that certain Agreement and Plan of Reorganization dated as of the date hereof (the "PLAN") among Concur, the Company, ConStar Acquisition Corp., a Delaware corporation that is a wholly-owned subsidiary of Concur ("SUB") and the stockholders of the Company. The Plan provides for the merger of Sub with and into the Company (the "MERGER") pursuant to the terms and conditions of the Plan. Capitalized terms used herein and not defined herein shall have the same meanings that such terms have in the Plan.

        B. The Plan provides that, upon the Effective Time of the Merger, the shares of Company Common Stock and Company Preferred Stock, and the Company Warrants, that are issued and outstanding immediately prior to the Effective Time of the Merger will be converted into shares of Concur Common Stock, and the Company Options to purchase shares of Company Common Stock that are outstanding immediately prior to the Effective Time will be converted into Concur Options to purchase shares of Concur Common Stock, all as more particularly set forth in the Plan.

        C. Stockholder understands that, because the Merger is intended by the parties to qualify for "pooling-of-interests" accounting treatment and assuming that Stockholder might be deemed to be an "affiliate" of the Company within the meaning of the Securities Act of 1933, as amended (the "1933 ACT") (although the parties acknowledge that Stockholder's execution of this Agreement is not an admission that Stockholder is such an affiliate), the shares of the Company's capital stock and Company Warrants, if any, that Stockholder owns and any shares of the Company's capital stock which Stockholder may hereafter acquire hereafter (and any shares of Concur Common Stock issued to Stockholder in the Merger or upon the exercise of Concur Options issued to Stockholder in the Merger), may be disposed of only in conformity with the limitations in this Agreement. Stockholder has been informed that the treatment of the Merger as a "pooling-of-interests" for accounting and financial reporting purposes is dependent in part upon the accuracy of certain of the representations and warranties of Stockholder in this Agreement and upon Stockholder's compliance with certain agreements set forth herein.

        1. RELIANCE UPON REPRESENTATIONS, WARRANTIES AND COVENANTS. Stockholder understands that the representations and warranties and covenants of Stockholder set forth herein will be relied upon by the Company, Concur and their respective legal counsel and accounting firms, and the other stockholders of the Company.

        2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants as follows:

               (a) Authority; Affiliate Status. Stockholder has full power and authority to enter into, execute, deliver and perform Stockholder's obligations under this Agreement, to make the representations, warranties and covenants herein contained and to perform Stockholder's obligations under this Agreement.

               (b) Company Securities Owned. Attachment "1" hereto sets forth all shares of the Company's capital stock and any other securities of the Company owned by Stockholder as of the Effective Date (whether owned directly or indirectly, beneficially or of record), including all securities of the Company as to which Stockholder has sole or shared voting or investment power, and all rights, options and warrants to acquire shares of capital stock or other securities of the Company (such shares of the Company's capital stock, other securities of the Company and rights, options and warrants to acquire shares of the Company's capital stock and other securities of the Company are hereinafter collectively referred to as the "COMPANY SECURITIES"). Except as otherwise disclosed in the Company Disclosure Letter, on the Effective Date, all the Company Securities owned by Stockholder are, and at all times until and through the Expiration Date (as hereinafter defined) will be, free and clear of any rights of first refusal, co-sale rights, security interests, claims, options, charges or other encumbrances.

               (c) New Company Securities. As used herein, the term "NEW COMPANY SECURITIES" means, collectively, any and all shares of the Company's capital stock, other securities of the Company and rights, options and warrants to acquire shares of the Company's capital stock and other securities of the Company that Stockholder may purchase or otherwise acquire any interest in (whether directly or indirectly, of record or beneficially) on and after the Effective Date of this Agreement and prior to the Expiration Date (as defined below). All New Company Securities will be subject to the terms of this Agreement to the same extent and in the same manner as if they were Company Securities. Except as otherwise disclosed in the Company Disclosure Letter, at all times until and through the Expiration Date, all the New Company Securities will be free and clear of any rights of first refusal, co-sale rights, security interests, claims, options, charges or any other encumbrances. As used herein, the term "EXPIRATION DATE" means the earliest to occur of (i) the effectiveness of the Merger or (ii) such time as the Plan may be terminated in accordance with its terms.

               (d) Transfer Restrictions on Company Securities and New Company Securities. Stockholder agrees with Concur not to sell, transfer, encumber or dispose of, or to offer or agree to sell, transfer, encumber or dispose of (i) any of the Company Securities or (ii) any New Company Securities until the Expiration Date.

               (e) No Solicitation or Encouragement. Stockholder agrees with Concur not to, directly or indirectly, solicit, facilitate or encourage any offer from any person or entity concerning the possible disposition of all or any portion of the Company's business, assets or capital stock by merger, sale of stock, sale of assets or other means in contravention of the Plan.

               (f) Waiver. Stockholder hereby waives, effective as of the Effective Time, any registration rights under any agreement with the Company or its security holders in effect immediately prior to the Effective Time (this waiver does not apply to the Shelf Registration Rights Agreement with Concur or to any other registration rights agreement with Concur).

               (g) Definition of Merger Securities. As used herein, the term "MERGER SECURITIES" means, collectively, all shares of Concur Common Stock that are or may be issued by Concur in connection with the Merger or the transactions contemplated by the Plan, or, pursuant to the Plan, to any former holder of any Company options, warrants or rights to acquire shares of Company capital stock, directly or indirectly, and any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor or upon conversion thereof.

               (h) Pooling Lock-Up. Notwithstanding any other provision of this Agreement to the contrary, Stockholder will not sell, transfer, exchange, pledge or otherwise dispose of, or in any other way reduce Stockholder's risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to any Company Securities or New Company Securities or any rights, options or warrants to purchase Company Securities or New Company Securities, or any Merger Securities or other securities of Concur (and Stockholder has not taken any such action) during the period (the "LOCK-UP PERIOD") beginning 30 days immediately preceding the Effective Time and ending such time after the Effective Time as Concur has publicly released the combined financial results of Concur and the Company for a period of at least 30 days of post-Merger combined operations of Concur and the Company. Concur agrees to publish such financial results in a manner consistent with its past practices.

               (h) Intent. Stockholder is not aware of or participating in any plan or intention on the part of Concur, directly or indirectly (through one or more related parties) to reacquire any Concur Common Stock issued in the Merger. For these purposes, "RELATED PARTIES" include corporations which are members of the same affiliated group as defined in Section 1504 of the Code (determined without regard to Section 1504(b) of the Code), or two corporations if the first corporation purchases the stock of the second corporation in a transaction which would be treated as a distribution of the stock of the first corporation under
Section 304(a)(2) of the Code (determined without regard to Treas. Reg. Section 1.1502-80(b)). In addition, a corporation will be treated as related to another corporation if such relationship exists immediately before or immediately after the acquisition of the stock involved. Moreover, a corporation, other than the Company or a person related to the Company, will be treated as related to Concur if the relationship is created in connection with the Merger. For purposes of this representation, it should be noted that Concur may from time to time repurchase some of its issued and outstanding Common Stock in repurchase transactions unrelated to the Merger.

        3. RESTRICTIONS ON RESALE. Stockholder understands that, in addition to the restrictions imposed under Section 3 of this Agreement, the provisions of Rule 144 will limit Stockholder's public resale of Merger Securities for a period of at least one year (or in some cases two years) after the Effective Time of the Merger, and thereafter if and for so long as Stockholder is an affiliate of Concur. Stockholder acknowledges that Concur may give stop transfer instructions to its transfer agent, and have legends placed on certificates evidencing the Merger Securities, as deemed appropriate by Concur to reflect the applicable restrictions on transfer. Concur covenants to remove the legends promptly as and when the restrictions no longer apply.

        4. TERMINATION. This Agreement shall be terminated and shall be of no further force and effect upon the termination of the Plan pursuant to its terms.

        5. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

        6. BINDING AGREEMENT. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of Stockholder and any pledgee holding Merger Securities as collateral.

        7. WAIVER. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

        8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to conflict of laws principles.

        9. ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, regardless of whether the suit proceeds to judgment, the costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such party in connection with the litigation.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.               SEEKER SOFTWARE, INC.


By: /s/ STERLING WILSON                 By: /s/ ROBERT K. REID
   ----------------------------            ----------------------------

Title: CFO & EVP OF OPERATIONS          Title: PRESIDENT & CEO
      -------------------------               -------------------------

STOCKHOLDER


By:____________________________


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Steven Baloff
    -------------------------------------
    Advanced Technology Ventures IV, L.P.


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Steven Baloff
    -------------------------------------
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Jon T. Blankmeyer
    -------------------------------------
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------

STOCKHOLDER

By: /s/ Jeffrey Brody
    -------------------------------------
    Brentwood Associates VII, L.P.


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------

STOCKHOLDER

By: /s/ Jeffrey Brody
    -------------------------------------
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Gary Durbin
    -------------------------------------
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Richard Giordanella
    -------------------------------------
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ David J. Hanson
    -------------------------------------


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By:     /s/ Virginia M. Turezyn
        --------------------------------------------
        Information Technology Ventures, L.P.,
        a California limited partnership
        By:  ITV Management, LLC,
              a California limited liability company
Title:  General Partner
By:     Virginia M. Turezyn
        Principal Member


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By:     /s/ Virginia M. Turezyn
        --------------------------------------------
        ITV Affiliates Fund, L.P.,
        a California limited partnership
        By:  ITV Management, LLC,
              a California limited liability company
Title:  General Partner
By:     Virginia M. Turezyn
        Principal Member


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Kevin Hall
    -------------------------------------
    Norwest Venture Partners VII, L.P.


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Robert K. Reid
    -------------------------------------
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

CONCUR TECHNOLOGIES, INC.                SEEKER SOFTWARE, INC.

By:                                      By:
      -----------------------------            ---------------------------------
Title:                                   Title:
      -----------------------------            ---------------------------------


STOCKHOLDER

By: /s/ Virginia M. Turezyn
    -------------------------------------
    Virginia M. Turezyn
    Director


                 [SIGNATURE PAGE TO COMPANY AFFILIATE AGREEMENT]

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                  Steven Baloff


Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                      0

Company Series A Preferred Stock                                          0

Company Series B Preferred Stock                                          0

Company Series C Preferred Stock                                          0

Company Warrants                                                          0

Company Options for Common Stock                                          0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                      Advanced Technology Ventures IV L.P.

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                          0

Company Series A Preferred Stock                                      1,633,333

Company Series B Preferred Stock                                        911,857

Company Series C Preferred Stock                                        876,939

Company Warrants                                                         87,020

Company Options for Common Stock                                              0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                Jon T. Blankmeyer

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                        0

Company Series A Preferred Stock                                      133,333

Company Series B Preferred Stock                                      166,667

Company Series C Preferred Stock                                      123,798

Company Warrants                                                       50,000

Company Options for Common Stock                                       82,000

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                         Brentwood Affiliates Fund L.P.

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------

Company Common Stock                                                        0

Company Series A Preferred Stock                                            0

Company Series B Preferred Stock                                            0

Company Series C Preferred Stock                                       32,062

Company Warrants                                                        1,711

Company Options for Common Stock                                            0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                         Brentwood Associates VIII, L.P.

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                          0

Company Series A Preferred Stock                                              0

Company Series B Preferred Stock                                      2,345,778

Company Series C Preferred Stock                                        769,481

Company Warrants                                                         41,072

Company Options for Common Stock                                              0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                   Jeff Brody

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                      0

Company Series A Preferred Stock                                          0

Company Series B Preferred Stock                                          0

Company Series C Preferred Stock                                          0

Company Warrants                                                          0

Company Options for Common Stock                                          0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                   Gary Durbin

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------

Company Common Stock                                                         0

Company Series A Preferred Stock                                             0

Company Series B Preferred Stock                                             0

Company Series C Preferred Stock                                             0

Company Warrants                                                           853

Company Options for Common Stock                                       397,222

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                               Richard Giordanella

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                        0

Company Series A Preferred Stock                                            0

Company Series B Preferred Stock                                            0

Company Series C Preferred Stock                                            0

Company Warrants                                                            0

Company Options for Common Stock                                       56,800

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                 David J. Hanson

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                   219,000

Company Series A Preferred Stock                                             0

Company Series B Preferred Stock                                             0

Company Series C Preferred Stock                                             0

Company Warrants                                                           131

Company Options for Common Stock                                        24,400

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                      Information Technology Ventures, L.P.

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                          0

Company Series A Preferred Stock                                      1,590,909

Company Series B Preferred Stock                                        888,159

Company Series C Preferred Stock                                        854,157

Company Warrants                                                         84,761

Company Options for Common Stock                                              0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                            ITV Affiliates Fund, L.P.

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                        0

Company Series A Preferred Stock                                       42,424

Company Series B Preferred Stock                                       23,697

Company Series C Preferred Stock                                       22,782

Company Warrants                                                        2,259

Company Options for Common Stock                                            0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                       Norwest Venture Partners VII, L.P.

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                          0

Company Series A Preferred Stock                                              0

Company Series B Preferred Stock                                              0

Company Series C Preferred Stock                                      2,789,855

Company Warrants                                                              0

Company Options for Common Stock                                              0

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                   Robert Reid

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                          0

Company Series A Preferred Stock                                              0

Company Series B Preferred Stock                                              0

Company Series C Preferred Stock                                              0

Company Warrants                                                              0

Company Options for Common Stock                                      1,750,000

                                 ATTACHMENT "1"

                               COMPANY SECURITIES

                                 Virgina Turezyn

Type of Company Securities                                       Number of Shares
--------------------------                                       ----------------
Company Common Stock                                                      0

Company Series A Preferred Stock                                          0

Company Series B Preferred Stock                                          0

Company Series C Preferred Stock                                          0

Company Warrants                                                          0

Company Options for Common Stock                                          0